UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2841

Fidelity Capital Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2004

Item 1. Reports to Stockholders

Fidelity®

Disciplined Equity

Fund

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers	31
Distributions	43
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Disciplined Equity Fund	8.03%	-0.69%	9.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Disciplined Equity Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Snider, Portfolio Manager of Fidelity® Disciplined Equity Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

For the one-year period that ended October 31, 2004, the fund returned 8.03%, trailing the S&P 500, but topping the LipperSM Growth Funds Average, which returned 5.98%. A bad call on technology stocks early in the period and a confluence of market conditions that hurt the performance of our quantitative models led to the fund's underperformance of the index. In the second half of the period, our models worked much better. During that time, stock selection was strong in nine out of the 10 industry sectors - particularly in consumer staples and tech - with the result that the fund outperformed the index and its peer group average. For the full one-year period, the fund's performance relative to its index was hurt by semiconductor stocks Intel, Cypress Semiconductor and Texas Instruments, all of which continued to experience difficulty due to softening demand and rising inventory levels. On the positive side, UnitedHealth Group added value based on its acquisitions of two major HMOs. Insurance company Aetna continued to prosper amid continued strong membership growth.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Actual	$ 1,000.00	$ 1,035.40	$ 4.60
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.42	$ 4.58

* Expenses are equal to the Fund's annualized expense ratio of .90%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.2	2.8
General Electric Co.	2.6	2.4
Bank of America Corp.	2.5	2.2
Microsoft Corp.	2.4	2.7
Citigroup, Inc.	2.4	2.8
Johnson & Johnson	1.8	1.2
ChevronTexaco Corp.	1.8	1.0
Wal-Mart Stores, Inc.	1.7	2.3
Pfizer, Inc.	1.7	2.2
American International Group, Inc.	1.5	1.9
	21.6
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	22.7
Information Technology	15.8	18.0
Industrials	12.3	10.9
Consumer Discretionary	12.0	12.3
Health Care	9.9	11.7
Asset Allocation (% of fund's net assets)
As of October 31, 2004 *		As of April 30, 2004 **
	Stocks 96.9%		Stocks 97.5%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	0.2%	** Foreign investments	0.9%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.0%
Auto Components - 0.1%
Lear Corp.	75,000	$ 4,044
Automobiles - 0.5%
Ford Motor Co.	900,000	11,727
Harley-Davidson, Inc.	200,000	11,514
		23,241
Hotels, Restaurants & Leisure - 0.5%
Marriott International, Inc. Class A	150,000	8,174
McDonald's Corp.	520,100	15,161
		23,335
Household Durables - 2.1%
Black & Decker Corp.	150,000	12,042
Centex Corp.	300,000	15,582
Fortune Brands, Inc.	100,000	7,282
Harman International Industries, Inc.	50,000	6,009
Lennar Corp.:
Class A	220,000	9,896
Class B	44,100	1,820
M.D.C. Holdings, Inc.	50,000	3,838
NVR, Inc. (a)	35,100	22,008
Ryland Group, Inc.	115,000	10,970
The Stanley Works	75,000	3,339
		92,786
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	200,000	19,522
Leisure Equipment & Products - 0.3%
Eastman Kodak Co.	400,000	12,112
Media - 2.7%
Comcast Corp. Class A (a)	340,000	10,030
Getty Images, Inc. (a)	75,000	4,435
Time Warner, Inc. (a)	3,428,900	57,057
Viacom, Inc. Class B (non-vtg.)	584,800	21,339
Walt Disney Co.	1,144,300	28,859
		121,720
Multiline Retail - 0.6%
JCPenney Co., Inc.	350,000	12,107
Neiman Marcus Group, Inc. Class A	40,000	2,433
Nordstrom, Inc.	250,000	10,795
		25,335
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.8%
Aeropostale, Inc. (a)	240,000	$ 7,572
American Eagle Outfitters, Inc.	150,000	6,132
Barnes & Noble, Inc. (a)	150,000	4,991
Best Buy Co., Inc.	400,000	23,688
Circuit City Stores, Inc.	500,000	8,125
Claire's Stores, Inc.	200,000	5,204
Foot Locker, Inc.	225,000	5,490
Home Depot, Inc.	1,526,800	62,721
Limited Brands, Inc.	400,000	9,912
RadioShack Corp.	250,000	7,483
Staples, Inc.	350,000	10,409
Toys 'R' Us, Inc. (a)	350,000	6,304
Urban Outfitters, Inc. (a)	150,000	6,150
Zale Corp. (a)	150,000	4,278
		168,459
Textiles Apparel & Luxury Goods - 1.0%
Coach, Inc. (a)	350,000	16,321
Jones Apparel Group, Inc.	60,000	2,118
NIKE, Inc. Class B	250,000	20,328
Polo Ralph Lauren Corp. Class A	50,000	1,847
VF Corp.	75,000	4,037
		44,651
TOTAL CONSUMER DISCRETIONARY		535,205
CONSUMER STAPLES - 8.4%
Beverages - 1.2%
Coca-Cola Enterprises, Inc.	130,000	2,718
Pepsi Bottling Group, Inc.	150,000	4,206
PepsiCo, Inc.	635,600	31,513
The Coca-Cola Co.	345,300	14,040
		52,477
Food & Staples Retailing - 3.6%
Albertsons, Inc.	225,000	5,132
BJ's Wholesale Club, Inc. (a)	250,000	7,258
Costco Wholesale Corp.	750,000	35,955
CVS Corp.	400,000	17,384
SUPERVALU, Inc.	200,000	5,898
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	1,400,000	$ 75,488
Walgreen Co.	370,000	13,279
		160,394
Food Products - 0.9%
Archer-Daniels-Midland Co.	250,000	4,843
Bunge Ltd.	125,000	5,966
Corn Products International, Inc.	30,000	1,476
Hershey Foods Corp.	308,000	15,613
Kellogg Co.	200,000	8,600
Pilgrims Pride Corp. Class B	30,000	811
Tyson Foods, Inc. Class A	300,000	4,350
		41,659
Household Products - 1.3%
Procter & Gamble Co.	1,149,200	58,816
Personal Products - 0.6%
Alberto-Culver Co.	30,000	1,346
Avon Products, Inc.	500,000	19,775
Gillette Co.	200,000	8,296
		29,417
Tobacco - 0.8%
Altria Group, Inc.	515,000	24,957
Reynolds American, Inc.	135,000	9,296
		34,253
TOTAL CONSUMER STAPLES		377,016
ENERGY - 9.8%
Energy Equipment & Services - 0.3%
BJ Services Co.	200,000	10,200
Lone Star Technologies, Inc. (a)	50,000	1,320
Maverick Tube Corp. (a)	100,000	2,637
Veritas DGC, Inc. (a)	60,000	1,266
		15,423
Oil & Gas - 9.5%
Amerada Hess Corp.	225,000	18,160
Apache Corp.	462,500	23,449
Burlington Resources, Inc.	360,000	14,940
ChevronTexaco Corp.	1,516,000	80,439
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
ConocoPhillips	625,000	$ 52,694
El Paso Corp.	200,000	1,788
Exxon Mobil Corp.	2,861,900	140,840
Kinder Morgan, Inc.	269,300	17,335
Occidental Petroleum Corp.	250,000	13,958
OMI Corp.	100,000	1,795
Overseas Shipholding Group, Inc.	50,000	2,848
Sunoco, Inc.	125,000	9,295
Tesoro Petroleum Corp. (a)	200,000	6,056
Unocal Corp.	150,000	6,263
Valero Energy Corp.	500,000	21,485
XTO Energy, Inc.	333,332	11,127
		422,472
TOTAL ENERGY		437,895
FINANCIALS - 21.2%
Capital Markets - 3.1%
Bear Stearns Companies, Inc.	200,000	18,950
E*TRADE Financial Corp. (a)	600,000	7,740
Goldman Sachs Group, Inc.	608,800	59,894
Greenhill & Co., Inc.	1,800	40
Investors Financial Services Corp.	75,000	2,887
Lehman Brothers Holdings, Inc.	150,000	12,323
Merrill Lynch & Co., Inc.	372,100	20,071
Morgan Stanley	337,000	17,217
		139,122
Commercial Banks - 6.1%
Bank of America Corp.	2,469,472	110,608
Comerica, Inc.	100,000	6,151
KeyCorp	200,000	6,718
National City Corp.	156,000	6,079
North Fork Bancorp, Inc., New York	100,000	4,410
Signature Bank, New York	1,000	29
SunTrust Banks, Inc.	120,000	8,446
U.S. Bancorp, Delaware	750,000	21,458
UnionBanCal Corp.	77,681	4,719
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp.	1,003,500	$ 49,382
Wells Fargo & Co.	939,100	56,083
		274,083
Consumer Finance - 1.5%
American Express Co.	592,700	31,455
AmeriCredit Corp. (a)	260,000	5,044
Capital One Financial Corp.	100,000	7,376
MBNA Corp.	820,100	21,019
Providian Financial Corp.	300,000	4,665
		69,559
Diversified Financial Services - 4.3%
Chicago Mercantile Exchange Holdings, Inc. Class A	50,000	8,787
CIT Group, Inc.	250,000	10,100
Citigroup, Inc.	2,403,800	106,657
J.P. Morgan Chase & Co.	1,688,756	65,186
		190,730
Insurance - 4.0%
Allstate Corp.	800,500	38,496
AMBAC Financial Group, Inc.	125,000	9,758
American International Group, Inc.	1,113,600	67,607
Lincoln National Corp.	125,000	5,475
MBIA, Inc.	191,850	11,100
MetLife, Inc.	250,000	9,588
ProCentury Corp.	4,900	47
Progressive Corp. (d)	275,000	25,726
SAFECO Corp.	100,000	4,624
W.R. Berkley Corp.	120,000	5,129
		177,550
Real Estate - 0.2%
New Century Financial Corp.	150,000	8,273
Thrifts & Mortgage Finance - 2.0%
Countrywide Financial Corp.	683,103	21,811
Doral Financial Corp.	136,800	5,743
Fannie Mae	167,700	11,764
Golden West Financial Corp., Delaware	300,000	35,076
IndyMac Bancorp, Inc.	40,000	1,290
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
MGIC Investment Corp.	100,000	$ 6,431
Sovereign Bancorp, Inc.	300,000	6,495
		88,610
TOTAL FINANCIALS		947,927
HEALTH CARE - 9.9%
Biotechnology - 1.2%
Amgen, Inc. (a)	340,000	19,312
Cephalon, Inc. (a)	100,000	4,767
Charles River Laboratories International, Inc. (a)	50,000	2,340
Gen-Probe, Inc. (a)	150,000	5,256
Genentech, Inc. (a)	400,000	18,212
ImClone Systems, Inc. (a)	100,000	4,380
		54,267
Health Care Equipment & Supplies - 1.0%
Bausch & Lomb, Inc.	150,000	9,144
Biomet, Inc.	225,000	10,503
C.R. Bard, Inc.	110,000	6,248
Kinetic Concepts, Inc.	4,600	229
Mine Safety Appliances Co.	25,000	943
Stryker Corp.	125,000	5,386
Zimmer Holdings, Inc. (a)	150,000	11,639
		44,092
Health Care Providers & Services - 3.0%
Aetna, Inc.	395,000	37,525
Anthem, Inc. (a)	42,480	3,415
CIGNA Corp.	150,000	9,519
Community Health Systems, Inc. (a)	75,000	2,012
Coventry Health Care, Inc. (a)	210,000	8,589
Humana, Inc. (a)	225,000	4,309
Sierra Health Services, Inc. (a)	75,000	3,579
Symbion, Inc.	1,600	25
UnitedHealth Group, Inc.	672,300	48,675
WellPoint Health Networks, Inc. (a)	167,800	16,387
		134,035
Pharmaceuticals - 4.7%
Abbott Laboratories	231,500	9,869
Alpharma, Inc. Class A	50,000	848
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Eli Lilly & Co.	216,900	$ 11,910
Eon Labs, Inc. (a)	200,000	4,922
Johnson & Johnson	1,422,900	83,069
Merck & Co., Inc.	686,600	21,497
Pfizer, Inc.	2,583,200	74,784
Wyeth	110,000	4,362
		211,261
TOTAL HEALTH CARE		443,655
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.4%
Alliant Techsystems, Inc. (a)	150,000	8,624
Honeywell International, Inc.	150,000	5,052
Northrop Grumman Corp.	400,000	20,700
Raytheon Co.	100,000	3,648
Rockwell Collins, Inc.	250,000	8,868
The Boeing Co.	502,000	25,050
United Defense Industries, Inc. (a)	50,000	2,007
United Technologies Corp.	375,000	34,808
		108,757
Air Freight & Logistics - 1.2%
CNF, Inc.	50,000	2,189
FedEx Corp.	140,000	12,757
Ryder System, Inc.	75,000	3,758
United Parcel Service, Inc. Class B	435,700	34,499
		53,203
Building Products - 0.2%
American Standard Companies, Inc. (a)	150,000	5,486
Masco Corp.	90,000	3,083
		8,569
Commercial Services & Supplies - 0.7%
Apollo Group, Inc. Class A (a)	287,094	18,948
Cendant Corp.	600,000	12,354
		31,302
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	90,000	2,939
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.1%
Cooper Industries Ltd. Class A	75,000	$ 4,793
Industrial Conglomerates - 4.5%
3M Co.	467,300	36,248
General Electric Co.	3,400,000	116,008
Textron, Inc.	150,000	10,223
Tyco International Ltd.	1,150,000	35,823
		198,302
Machinery - 2.6%
Briggs & Stratton Corp.	30,000	2,154
Caterpillar, Inc.	280,000	22,551
Cummins, Inc.	80,000	5,606
Deere & Co.	325,000	19,429
Illinois Tool Works, Inc.	150,000	13,842
Ingersoll-Rand Co. Ltd. Class A	250,000	17,110
Navistar International Corp. (a)	300,000	10,365
Oshkosh Truck Co.	30,000	1,767
PACCAR, Inc.	225,000	15,595
Parker Hannifin Corp.	125,000	8,829
		117,248
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	150,000	6,272
Central Freight Lines, Inc.	11,700	65
J.B. Hunt Transport Services, Inc.	150,000	6,129
Norfolk Southern Corp.	150,000	5,093
Yellow Roadway Corp. (a)	125,000	5,999
		23,558
Trading Companies & Distributors - 0.0%
Hughes Supply, Inc.	60,000	1,705
TOTAL INDUSTRIALS		550,376
INFORMATION TECHNOLOGY - 15.8%
Communications Equipment - 4.5%
Avaya, Inc. (a)	500,000	7,200
Cisco Systems, Inc. (a)	2,673,500	51,358
Comverse Technology, Inc. (a)	263,800	5,445
Corning, Inc. (a)	225,000	2,576
Juniper Networks, Inc. (a)	400,000	10,644
Lucent Technologies, Inc. (a)	3,000,000	10,650
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc. (d)	2,478,200	$ 42,774
QUALCOMM, Inc.	1,418,200	59,295
Scientific-Atlanta, Inc.	300,000	8,217
Tellabs, Inc. (a)	500,000	4,000
		202,159
Computers & Peripherals - 3.5%
Apple Computer, Inc. (a)	300,000	15,759
Dell, Inc. (a)	1,162,200	40,747
Hewlett-Packard Co.	1,328,800	24,795
International Business Machines Corp.	690,000	61,928
Lexmark International, Inc. Class A (a)	125,000	10,389
NCR Corp. (a)	70,000	3,945
		157,563
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	75,000	1,797
FLIR Systems, Inc. (a)	60,000	3,193
Sanmina-SCI Corp. (a)	400,000	3,200
Tektronix, Inc.	75,000	2,275
		10,465
Internet Software & Services - 1.2%
InfoSpace, Inc. (a)	75,000	3,938
Yahoo!, Inc. (a)	1,400,000	50,666
		54,604
IT Services - 0.1%
Alliance Data Systems Corp. (a)	50,000	2,114
Office Electronics - 0.1%
Xerox Corp. (a)	350,000	5,170
Semiconductors & Semiconductor Equipment - 2.2%
Advanced Micro Devices, Inc. (a)	300,000	5,046
Applied Materials, Inc. (a)	1,506,000	24,247
Cree, Inc. (a)(d)	100,000	3,451
Intel Corp.	2,545,000	56,652
Micron Technology, Inc. (a)	600,000	7,308
Tessera Technologies, Inc.	1,800	50
		96,754
Software - 4.0%
Adobe Systems, Inc.	200,000	11,206
Autodesk, Inc.	250,000	13,188
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Citrix Systems, Inc. (a)	480,000	$ 11,582
Microsoft Corp.	3,881,200	108,635
Oracle Corp. (a)	1,450,100	18,358
Salesforce.com, Inc.	2,800	57
Symantec Corp. (a)	240,000	13,666
		176,692
TOTAL INFORMATION TECHNOLOGY		705,521
MATERIALS - 3.1%
Chemicals - 0.5%
Cytec Industries, Inc.	40,000	1,860
FMC Corp. (a)	50,000	2,193
Headwaters, Inc. (a)	70,000	2,205
Monsanto Co.	300,000	12,825
Mosaic Co. (a)	100,000	1,504
OM Group, Inc. (a)	75,000	2,474
		23,061
Construction Materials - 0.1%
Eagle Materials, Inc.	6,648	459
Eagle Materials, Inc. Class B	22,352	1,494
		1,953
Containers & Packaging - 0.2%
Ball Corp.	161,219	6,425
Temple-Inland, Inc.	50,000	2,956
		9,381
Metals & Mining - 1.6%
International Steel Group, Inc.	70,000	2,585
Nucor Corp.	400,000	16,892
Peabody Energy Corp.	100,000	6,378
Phelps Dodge Corp.	350,000	30,639
Steel Dynamics, Inc.	75,000	2,490
United States Steel Corp.	300,000	11,016
		70,000
Paper & Forest Products - 0.7%
Georgia-Pacific Corp.	400,000	13,836
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
Louisiana-Pacific Corp.	350,000	$ 8,579
Weyerhaeuser Co.	150,000	9,396
		31,811
TOTAL MATERIALS		136,206
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.8%
AT&T Corp.	350,000	5,989
CenturyTel, Inc.	200,000	6,418
SBC Communications, Inc.	1,009,600	25,502
Verizon Communications, Inc.	1,088,200	42,549
		80,458
Wireless Telecommunication Services - 0.9%
Nextel Communications, Inc. Class A (a)	1,250,000	33,113
Western Wireless Corp. Class A (a)	250,000	7,285
		40,398
TOTAL TELECOMMUNICATION SERVICES		120,856
UTILITIES - 1.7%
Electric Utilities - 1.5%
Edison International	250,000	7,625
Exelon Corp.	390,000	15,452
FirstEnergy Corp.	125,000	5,166
PG&E Corp. (a)	130,000	4,165
PPL Corp.	150,000	7,800
Southern Co.	240,000	7,582
TXU Corp.	250,000	15,305
Xcel Energy, Inc.	200,000	3,420
		66,515
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.2%
Constellation Energy Group, Inc.	100,000	$ 4,062
Duke Energy Corp.	250,000	6,133
		10,195
TOTAL UTILITIES		76,710
TOTAL COMMON STOCKS (Cost $3,746,114)		4,331,367
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 1.79% (b)(c) (Cost $146,670)	146,670,307	146,670
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $3,892,784)		4,478,037
NET OTHER ASSETS - (0.2)%		(10,938)
NET ASSETS - 100%		$ 4,467,099
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information

At October 31, 2004, the fund had a capital loss carryforward of approximately $514,838,000 of which $61,113,000, $429,955,000 and $23,770,000 will expire on October 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $13,270) (cost $3,892,784) - See accompanying schedule		$ 4,478,037
Receivable for fund shares sold		29,599
Dividends receivable		4,463
Interest receivable		212
Other affiliated receivables		15
Other receivables		105
Total assets		4,512,431

Liabilities
Payable for fund shares redeemed	$ 28,183
Accrued management fee	2,261
Other affiliated payables	1,013
Other payables and accrued expenses	304
Collateral on securities loaned, at value	13,571
Total liabilities		45,332

Net Assets		$ 4,467,099
Net Assets consist of:
Paid in capital		$ 4,382,223
Undistributed net investment income		15,553
Accumulated undistributed net realized gain (loss) on investments		(515,930)
Net unrealized appreciation (depreciation) on investments		585,253
Net Assets, for 190,837 shares outstanding		$ 4,467,099
Net Asset Value, offering price and redemption price per share ($4,467,099 ÷ 190,837 shares)		$ 23.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$ 56,249
Interest		1,760
Security lending		83
Total income		58,092

Expenses
Management fee Basic fee	$ 24,002
Performance adjustment	1,625
Transfer agent fees	9,858
Accounting and security lending fees	954
Non-interested trustees' compensation	24
Appreciation in deferred trustee compensation account	7
Custodian fees and expenses	75
Registration fees	175
Audit	67
Legal	18
Miscellaneous	147
Total expenses before reductions	36,952
Expense reductions	(308)	36,644
Net investment income (loss)		21,448
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	230,402
Futures contracts	641
Total net realized gain (loss)		231,043
Change in net unrealized appreciation (depreciation) on: Investment securities	56,087
Futures contracts	(407)
Total change in net unrealized appreciation (depreciation)		55,680
Net gain (loss)		286,723
Net increase (decrease) in net assets resulting from operations		$ 308,171

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,448	$ 15,602
Net realized gain (loss)	231,043	(22,600)
Change in net unrealized appreciation (depreciation)	55,680	572,409
Net increase (decrease) in net assets resulting from operations	308,171	565,411
Distributions to shareholders from net investment income	(19,052)	(4,569)
Share transactions Proceeds from sales of shares	806,831	694,788
Reinvestment of distributions	18,606	4,433
Cost of shares redeemed	(367,737)	(316,694)
Net increase (decrease) in net assets resulting from share transactions	457,700	382,527
Total increase (decrease) in net assets	746,819	943,369

Net Assets
Beginning of period	3,720,280	2,776,911
End of period (including undistributed net investment income of $15,553 and undistributed net investment income of $13,321, respectively)	$ 4,467,099	$ 3,720,280
Other Information Shares
Sold	35,241	36,079
Issued in reinvestment of distributions	853	239
Redeemed	(16,065)	(16,353)
Net increase (decrease)	20,029	19,965

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.78	$ 18.41	$ 20.56	$ 31.14	$ 32.81
Income from Investment Operations
Net investment income (loss)B	.12	.10	.03	.10	.16
Net realized and unrealized gain (loss)	1.62	3.30	(2.13)	(6.95)	3.34
Total from investment operations	1.74	3.40	(2.10)	(6.85)	3.50
Distributions from net investment income	(.11)	(.03)	(.05)	(.16)	(.24)
Distributions from net realized gain	-	-	-	(3.57)	(4.93)
Total distributions	(.11)	(.03)	(.05)	(3.73)	(5.17)
Net asset value, end of period	$ 23.41	$ 21.78	$ 18.41	$ 20.56	$ 31.14
Total ReturnA	8.03%	18.50%	(10.25)%	(24.70)%	11.65%
Ratios to Average Net AssetsC
Expenses before expense reductions	.89%	.92%	1.01%	.85%	.81%
Expenses net of voluntary waivers, if any	.89%	.92%	1.01%	.85%	.81%
Expenses net of all reductions	.88%	.90%	1.00%	.84%	.79%
Net investment income (loss)	.51%	.50%	.16%	.42%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 4,467	$ 3,720	$ 2,777	$ 2,792	$ 3,581
Portfolio turnover rate	42%	64%	68%	101%	118%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 786,498
Unrealized depreciation	(202,337)
Net unrealized appreciation (depreciation)	584,161
Undistributed ordinary income	15,617
Capital loss carryforward	(514,838)

Cost for federal income tax purposes	$ 3,893,876

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 19,052	$ 4,569

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,107,628 and $1,688,877, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .61% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,941 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $272 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $36.

8. Other Information.

At the end of the period, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund, and Fidelity Freedom 2030 Fund were the owners of record of approximately 11%, 17% and 12%, respectively, of the total outstanding shares of the fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 49% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Disciplined Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Disciplined Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Disciplined Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Steven J. Snider (44)
Year of Election or Appointment: 2000 Vice President of Disciplined Equity. Prior to assuming his current responsibilities, Mr. Snider managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Disciplined Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Disciplined Equity. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Disciplined Equity. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Disciplined Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Disciplined Equity. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Disciplined Equity. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Disciplined Equity. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1988 Assistant Treasurer of Disciplined Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Disciplined Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Disciplined Equity. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Disciplined Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment 2004

Assistant Treasurer of Disciplined Equity. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Disciplined Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,021,745,247.98	75.866
Against	2,099,126,626.31	17.652
Abstain	447,896,200.08	3.767
Broker Non-Votes	322,905,380.05	2.715
TOTAL	11,891,673,454.42	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	11,263,340,660.36	94.716
Withheld	628,332,794.06	5.284
TOTAL	11,891,673,454.42	100.000
Ralph F. Cox
Affirmative	11,230,931,144.78	94.444
Withheld	660,742,309.64	5.556
TOTAL	11,891,673,454.42	100.000
Laura B. Cronin
Affirmative	11,257,964,242.72	94.671
Withheld	633,709,211.70	5.329
TOTAL	11,891,673,454.42	100.000
Robert M. Gates
Affirmative	11,254,680,145.76	94.643
Withheld	636,993,308.66	5.357
TOTAL	11,891,673,454.42	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	11,266,803,569.98	94.745
Withheld	624,869,884.44	5.255
TOTAL	11,891,673,454.42	100.000
Abigail P. Johnson
Affirmative	11,218,344,843.84	94.338
Withheld	673,328,610.58	5.662
TOTAL	11,891,673,454.42	100.000
Edward C. Johnson 3d
Affirmative	11,207,061,072.31	94.243
Withheld	684,612,382.11	5.757
TOTAL	11,891,673,454.42	100.000
Donald J. Kirk
Affirmative	11,243,214,275.92	94.547
Withheld	648,459,178.50	5.453
TOTAL	11,891,673,454.42	100.000
Marie L. Knowles
Affirmative	11,273,847,901.78	94.805
Withheld	617,825,552.64	5.195
TOTAL	11,891,673,454.42	100.000
Ned C. Lautenbach
Affirmative	11,274,646,212.88	94.811
Withheld	617,027,241.54	5.189
TOTAL	11,891,673,454.42	100.000
Marvin L. Mann
Affirmative	11,242,664,701.54	94.542
Withheld	649,008,752.88	5.458
TOTAL	11,891,673,454.42	100.000
William O. McCoy
Affirmative	11,254,343,233.63	94.641
Withheld	637,330,220.79	5.359
TOTAL	11,891,673,454.42	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	11,262,484,068.98	94.709
Withheld	629,189,385.44	5.291
TOTAL	11,891,673,454.42	100.000
William S. Stavropoulos
Affirmative	11,265,906,006.22	94.738
Withheld	625,767,448.20	5.262
TOTAL	11,891,673,454.42	100.000
Dennis J. Dirks**
Affirmative	11,267,891,877.14	94.754
Withheld	623,781,577.28	5.246
TOTAL	11,891,673,454.42	100.000
Cornelia M. Small**
Affirmative	11,259,840,111.28	94.687
Withheld	631,833,343.14	5.313
TOTAL	11,891,673,454.42	100.000
* Denotes trust-wide proposals and voting results. ** Effective 1/1/05

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

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Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FDE-UANN-1204
1.784777.101

Fidelity®

Small Cap Independence
Fund

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	20	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Distributions	38
Proxy Voting Results	39

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Independence Fund	8.48%	6.74%	8.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Independence Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jamie Harmon, Portfolio Manager of Fidelity® Small Cap Independence Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

For the 12 months that ended October 31, 2004, the fund returned 8.48%, trailing both the Russell 2000® Index and the LipperSM Small-Cap Funds Average, which returned 11.73% and 9.84%, respectively. Not owning more cyclical, or economically sensitive, stocks was the biggest detractor from performance relative to the Russell benchmark. The fund had underweighted positions in materials and capital equipment - groups that posted strong gains as the economy improved. Transportation stocks further undermined performance, as soaring energy prices weakened prospects for regional airlines such as ExpressJet. In addition, certain health care services companies, including Hanger Orthopedic and Omnicare, detracted from returns as regulatory concerns hurt the stocks. By contrast, the fund benefited from strong stock selection in technology, with a focus on computer services and software companies. Websense, the leading provider of software to monitor employee Internet access, rallied nicely as investors began recognizing how cheap the stock was relative to its growth prospects. I sold the stock to lock in profits. In addition, Corrections Corp. of America, the nation's largest operator of privatized prisons, rose sharply, fueled by a growing inmate population and skilled management.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Actual	$ 1,000.00	$ 992.90	$ 4.76
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.16	$ 4.84

* Expenses are equal to the Fund's annualized expense ratio of .95%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Fisher Scientific International, Inc.	2.6	2.8
Affiliated Computer Services, Inc. Class A	2.5	2.1
Fidelity National Financial, Inc.	2.1	0.0
Alliant Techsystems, Inc.	2.1	0.0
Corrections Corp. of America	2.1	5.0
BJ's Wholesale Club, Inc.	2.0	1.6
Philadelphia Consolidated Holding Corp.	1.9	1.8
Renal Care Group, Inc.	1.8	1.8
NII Holdings, Inc.	1.7	1.3
Computer Sciences Corp.	1.4	1.1
	20.2
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.9	15.0
Industrials	15.8	13.4
Health Care	14.9	16.1
Consumer Discretionary	14.8	19.1
Information Technology	12.5	22.0
Asset Allocation (% of fund's net assets)
As of October 31, 2004 *		As of April 30, 2004 **
	Stocks 91.3%		Stocks 94.5%
	Short-Term Investments and Net Other Assets 8.7%		Short-Term Investments and Net Other Assets 5.5%
* Foreign investments	2.5%	** Foreign investments	2.8%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 1.5%
Keystone Automotive Industries, Inc. (a)	427,336	$ 7,703
LKQ Corp.	262,900	4,302
Noble International Ltd.	126,900	2,390
Shiloh Industries, Inc. (a)	33,200	291
		14,686
Distributors - 0.3%
Advanced Marketing Services, Inc.	278,300	2,922
Hotels, Restaurants & Leisure - 2.7%
AFC Enterprises, Inc. (a)(d)	462,800	10,034
Ambassadors Group, Inc.	194,134	6,066
Monarch Casino & Resort, Inc. (a)	83,000	2,318
Penn National Gaming, Inc. (a)	174,067	7,229
		25,647
Household Durables - 2.4%
Blount International, Inc. (a)	340,000	4,916
Jarden Corp. (a)	375,350	13,182
Yankee Candle Co., Inc. (a)	167,600	4,643
		22,741
Internet & Catalog Retail - 0.0%
Sportsmans Guide, Inc. (a)	11,900	278
Leisure Equipment & Products - 0.3%
RC2 Corp. (a)	92,120	2,566
Specialty Retail - 5.6%
Asbury Automotive Group, Inc. (a)	165,600	2,241
Big 5 Sporting Goods Corp.	459,623	11,670
Group 1 Automotive, Inc. (a)	39,961	1,130
Lithia Motors, Inc. Class A (sub. vtg.)	190,049	4,305
Pomeroy IT Solutions, Inc. (a)	149,230	1,944
Regis Corp.	232,837	9,965
The Men's Wearhouse, Inc. (a)	167,900	5,218
The Pep Boys - Manny, Moe & Jack	326,300	4,640
United Auto Group, Inc.	192,300	5,192
Whitehall Jewellers, Inc. (a)(e)	778,200	6,249
		52,554
Textiles Apparel & Luxury Goods - 2.0%
Oxford Industries, Inc.	111,400	4,132
Perry Ellis International, Inc. (a)	63,000	1,355
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Skechers U.S.A., Inc. Class A (a)	445,700	$ 4,921
Warnaco Group, Inc. (a)	402,300	8,207
		18,615
TOTAL CONSUMER DISCRETIONARY		140,009
CONSUMER STAPLES - 2.0%
Food & Staples Retailing - 2.0%
BJ's Wholesale Club, Inc. (a)	657,783	19,095
ENERGY - 5.3%
Energy Equipment & Services - 2.3%
Hydril Co. (a)	55,800	2,455
Oceaneering International, Inc. (a)	148,600	5,283
Oil States International, Inc. (a)	439,700	8,073
Unit Corp. (a)	159,600	5,920
		21,731
Oil & Gas - 3.0%
Encore Acquisition Co. (a)	174,700	5,704
Houston Exploration Co. (a)	87,300	5,116
Patina Oil & Gas Corp.	176,400	5,045
Petroleum Development Corp. (a)	216,100	7,611
World Fuel Services Corp.	152,500	5,203
		28,679
TOTAL ENERGY		50,410
FINANCIALS - 23.9%
Capital Markets - 1.1%
Nuveen Investments, Inc. Class A	175,500	5,546
Waddell & Reed Financial, Inc. Class A	217,000	4,559
		10,105
Commercial Banks - 4.7%
Center Financial Corp., California	199,400	3,917
Hanmi Financial Corp.	295,891	8,989
IBERIABANK Corp.	48,900	2,984
Independent Bank Corp., Massachusetts	127,962	4,219
Nara Bancorp, Inc.	435,437	8,321
Old Second Bancorp, Inc.	39,700	1,166
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Prosperity Bancshares, Inc.	130,996	$ 3,570
Republic Bancorp, Inc., Kentucky Class A	99,582	2,773
Southwest Bancorp, Inc., Oklahoma	97,900	2,299
Umpqua Holdings Corp.	225,900	5,620
Wilshire Bancorp, Inc. (a)	39,800	1,108
		44,966
Consumer Finance - 0.3%
Student Loan Corp.	18,100	2,652
Diversified Financial Services - 0.8%
EuroBancshares, Inc.	408,500	7,578
Insurance - 9.9%
Berkshire Hathaway, Inc. Class A (a)	105	8,846
Fidelity National Financial, Inc.	530,200	20,010
HCC Insurance Holdings, Inc.	139,800	4,152
IPC Holdings Ltd.	95,955	3,882
LandAmerica Financial Group, Inc.	120,800	5,913
Montpelier Re Holdings Ltd.	277,879	10,357
Philadelphia Consolidated Holding Corp. (a)	312,116	18,096
Protective Life Corp.	128,900	5,066
Reinsurance Group of America, Inc.	117,700	5,071
StanCorp Financial Group, Inc.	125,400	9,453
Universal American Financial Corp. (a)	194,700	2,368
		93,214
Thrifts & Mortgage Finance - 7.1%
Bank Mutual Corp.	743,561	9,131
Farmer Mac Class C (non-vtg.) (a)	437,600	8,608
Flushing Financial Corp.	94,700	1,825
Harbor Florida Bancshares, Inc.	184,757	5,920
KNBT Bancorp, Inc.	260,460	4,480
NetBank, Inc.	470,000	4,362
Provident Financial Services, Inc.	258,793	4,658
R&G Financial Corp. Class B	117,800	4,432
Rainier Pacific Financial Group, Inc. (e)	444,212	7,818
Sterling Financial Corp., Washington (a)	136,200	5,117
W Holding Co., Inc.	547,786	10,950
		67,301
TOTAL FINANCIALS		225,816
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 14.9%
Biotechnology - 0.8%
Invitrogen Corp. (a)	130,600	$ 7,562
Health Care Equipment & Supplies - 3.2%
Fisher Scientific International, Inc. (a)	433,581	24,863
Nutraceutical International Corp. (a)	358,600	5,558
		30,421
Health Care Providers & Services - 10.3%
AMERIGROUP Corp. (a)	115,620	6,937
AmSurg Corp. (a)	214,000	5,005
Centene Corp. (a)	200,500	9,510
Corvel Corp. (a)	187,059	4,891
DaVita, Inc. (a)	308,500	9,138
Hanger Orthopedic Group, Inc. (a)	125,916	812
Mariner Health Care, Inc. (a)	372,000	10,825
Molina Healthcare, Inc. (a)	302,300	11,131
Omnicare, Inc.	179,528	4,953
Per-Se Technologies, Inc. (a)	120,500	1,758
Pharmaceutical Product Development, Inc. (a)	127,700	5,393
Renal Care Group, Inc. (a)	526,917	16,630
WellChoice, Inc. (a)	245,400	10,248
		97,231
Pharmaceuticals - 0.6%
InKine Pharmaceutical, Inc. (a)	1,081,200	5,893
TOTAL HEALTH CARE		141,107
INDUSTRIALS - 15.8%
Aerospace & Defense - 3.9%
Alliant Techsystems, Inc. (a)	341,000	19,604
DRS Technologies, Inc. (a)	248,200	8,990
SI International, Inc. (a)	315,000	8,168
		36,762
Air Freight & Logistics - 1.2%
Dynamex, Inc. (a)	62,605	1,296
Hub Group, Inc. Class A (a)	71,900	2,892
Pacer International, Inc. (a)	395,777	7,025
		11,213
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 0.4%
ExpressJet Holdings, Inc. Class A (a)	173,600	$ 1,930
Pinnacle Airlines Corp.	180,091	1,952
		3,882
Building Products - 0.8%
Quixote Corp.	124,073	2,230
Universal Forest Products, Inc.	137,500	5,043
		7,273
Commercial Services & Supplies - 4.7%
Corinthian Colleges, Inc. (a)	171,015	2,456
Corrections Corp. of America (a)	558,619	19,412
Exponent, Inc. (a)	19,705	532
Standard Parking Corp.	9,500	122
The Geo Group, Inc. (a)(e)	564,700	11,300
Waste Connections, Inc. (a)	163,500	5,154
West Corp. (a)	175,000	4,921
		43,897
Construction & Engineering - 2.0%
Chicago Bridge & Iron Co. NV (NY Shares)	311,200	9,632
Jacobs Engineering Group, Inc. (a)	86,200	3,511
URS Corp. (a)	207,100	5,716
		18,859
Electrical Equipment - 0.6%
Genlyte Group, Inc. (a)	79,200	5,826
Machinery - 1.6%
AGCO Corp. (a)	233,200	4,529
Gardner Denver, Inc. (a)	178,000	5,336
Oshkosh Truck Co.	94,800	5,584
		15,449
Trading Companies & Distributors - 0.6%
Beacon Roofing Supply, Inc.	313,800	5,884
TOTAL INDUSTRIALS		149,045
INFORMATION TECHNOLOGY - 12.5%
Communications Equipment - 0.7%
Andrew Corp. (a)	195,100	2,727
SiRF Technology Holdings, Inc.	363,500	4,304
		7,031
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 1.3%
Measurement Specialties, Inc. (a)	460,700	$ 11,932
Internet Software & Services - 1.6%
Bankrate, Inc. (a)	455,200	4,657
j2 Global Communications, Inc. (a)(d)	351,300	10,592
		15,249
IT Services - 6.7%
Affiliated Computer Services, Inc. Class A (a)	427,526	23,322
Anteon International Corp. (a)	133,600	5,250
CACI International, Inc. Class A (a)	96,700	5,896
Computer Sciences Corp. (a)(d)	272,800	13,550
Kanbay International, Inc.	179,929	4,299
The BISYS Group, Inc. (a)	724,000	10,570
		62,887
Semiconductors & Semiconductor Equipment - 0.6%
NVIDIA Corp. (a)	388,747	5,625
Software - 1.6%
Blackbaud, Inc.	524,100	6,520
Moldflow Corp. (a)	70,952	883
Pervasive Software, Inc. (a)	631,568	2,478
TALX Corp.	174,458	4,946
		14,827
TOTAL INFORMATION TECHNOLOGY		117,551
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
NII Holdings, Inc. (a)	355,753	15,749
Wireless Facilities, Inc. (a)	536,600	3,960
		19,709
TOTAL COMMON STOCKS (Cost $725,148)		862,742
Money Market Funds - 9.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.79% (b)	80,067,758	$ 80,068
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	9,086,100	9,086
TOTAL MONEY MARKET FUNDS (Cost $89,154)		89,154
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $814,302)		951,896
NET OTHER ASSETS - (0.7)%		(6,775)
NET ASSETS - 100%		$ 945,121
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Rainier Pacific Financial Group, Inc.	$ 7,807	$ -	$ 333	$ 72	$ 7,818
The Geo Group, Inc.	12,654	432	1,253	-	11,300
Whitehall Jewellers, Inc.	3,675	4,096	-	-	6,249
Total	$ 24,136	$ 4,528	$ 1,586	$ 72	$ 25,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $8,733) (cost $814,302) - See accompanying schedule		$ 951,896
Receivable for investments sold		8,941
Receivable for fund shares sold		1,611
Dividends receivable		88
Interest receivable		97
Other affiliated receivables		3
Other receivables		204
Total assets		962,840

Liabilities
Payable for investments purchased	$ 6,459
Payable for fund shares redeemed	1,473
Accrued management fee	333
Other affiliated payables	245
Other payables and accrued expenses	123
Collateral on securities loaned, at value	9,086
Total liabilities		17,719

Net Assets		$ 945,121
Net Assets consist of:
Paid in capital		$ 761,832
Accumulated net investment loss		(2)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		45,697
Net unrealized appreciation (depreciation) on investments		137,594
Net Assets, for 51,633 shares outstanding		$ 945,121
Net Asset Value, offering price and redemption price per share ($945,121 ÷ 51,633 shares)		$ 18.30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends (including $72 received from affiliated issuers)		$ 3,222
Interest		669
Security lending		96
Total income		3,987

Expenses
Management fee Basic fee	$ 5,957
Performance adjustment	(87)
Transfer agent fees	2,653
Accounting and security lending fees	303
Non-interested trustees' compensation	6
Custodian fees and expenses	39
Registration fees	42
Audit	42
Legal	7
Interest	1
Miscellaneous	97
Total expenses before reductions	9,060
Expense reductions	(369)	8,691
Net investment income (loss)		(4,704)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $108 from affiliated issuers)	86,863
Foreign currency transactions	3
Total net realized gain (loss)		86,866
Change in net unrealized appreciation (depreciation) on investment securities		(6,654)
Net gain (loss)		80,212
Net increase (decrease) in net assets resulting from operations		$ 75,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,704)	$ (4,829)
Net realized gain (loss)	86,866	37,066
Change in net unrealized appreciation (depreciation)	(6,654)	146,677
Net increase (decrease) in net assets resulting from operations	75,508	178,914
Share transactions Proceeds from sales of shares	242,457	213,113
Cost of shares redeemed	(305,800)	(351,520)
Net increase (decrease) in net assets resulting from share transactions	(63,343)	(138,407)
Redemption fees	254	447
Total increase (decrease) in net assets	12,419	40,954

Net Assets
Beginning of period	932,702	891,748
End of period (including accumulated net investment loss of $2 and $0, respectively	$ 945,121	$ 932,702
Other Information Shares
Sold	13,349	14,983
Redeemed	(17,014)	(25,448)
Net increase (decrease)	(3,665)	(10,465)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 13.56	$ 15.40	$ 16.87	$ 14.24
Income from Investment Operations
Net investment income (loss) B	(.09)	(.08)	(.08)	.10 C	.03
Net realized and unrealized gain (loss)	1.52	3.38	(1.33)	(.81)	2.60
Total from investment operations	1.43	3.30	(1.41)	(.71)	2.63
Distributions from net investment income	-	-	-	(.03)	(.02)
Distributions from net realized gain	-	-	(.44)	(.74)	-
Total distributions	-	-	(.44)	(.77)	(.02)
Redemption fees added to paid in capital B	- E	.01	.01	.01	.02
Net asset value, end of period	$ 18.30	$ 16.87	$ 13.56	$ 15.40	$ 16.87
Total Return A	8.48%	24.41%	(9.58)%	(4.29)%	18.62%
Ratios to Average Net Assets D
Expenses before expense reductions	.95%	1.06%	1.12%	.86%	.88%
Expenses net of voluntary waivers, if any	.95%	1.06%	1.12%	.86%	.88%
Expenses net of all reductions	.91%	.93%	.91%	.74%	.84%
Net investment income (loss)	(.49)%	(.59)%	(.52)%	.66%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 945	$ 933	$ 892	$ 773	$ 681
Portfolio turnover rate	95%	220%	290%	450%	159%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.05 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Small Cap Independence Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, net operating losses, capital loss carry forwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 155,513
Unrealized depreciation	(19,775)
Net unrealized appreciation (depreciation)	135,738
Undistributed ordinary income	742
Undistributed long-term capital gain	45,307

Cost for federal income tax purposes	$ 816,158

Annual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $857,806 and $999,645, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .62% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $669 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $141 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,957	1.13%	$ 1

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $362 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $7.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Small Cap Independence Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Independence Fund (the Fund), a fund of Fidelity Capital Trust, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Independence Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 10, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Independence (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as
Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Small Cap Independence. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

James M. Harmon (33)

Year of Election or Appointment: 2001

Vice President of Small Cap Independence. Mr. Harmon also serves as Vice President of another Fidelity Fund (2000). Since joining Fidelity Investments in 1995, Mr. Harmon has worked as a research analyst, portfolio assistant, and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Small Cap Independence. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Small Cap Independence. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Small Cap Independence. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Small Cap Independence. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Independence. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Small Cap Independence. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Independence. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments,
Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1993 Assistant Treasurer of Small Cap Independence. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Independence. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Independence. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Small Cap Independence. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Small Cap Independence. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Small Cap Independence. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Small Cap Independence Fund voted to pay on December 6, 2004, to shareholders of record at the opening of business on December 3, 2004, a distribution of $0.89 per share derived from capital gains realized from sales of portfolio securities.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,021,745,247.98	75.866
Against	2,099,126,626.31	17.652
Abstain	447,896,200.08	3.767
Broker Non-Votes	322,905,380.05	2.715
TOTAL	11,891,673,454.42	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	11,263,340,660.36	94. 716
Withheld	628,332,794.06	5.284
TOTAL	11,891,673,454.42	100.000
Ralph F. Cox
Affirmative	11,230,931,144.78	94.444
Withheld	660,742,309.64	5.556
TOTAL	11,891,673,454.42	100.000
Laura B. Cronin
Affirmative	11,257,964,242.72	94.671
Withheld	633,709,211.70	5.329
TOTAL	11,891,673,454.42	100.000
Robert M. Gates
Affirmative	11,254,680,145.76	94.643
Withheld	636,993,308.66	5.357
TOTAL	11,891,673,454.42	100.000
George H. Heilmeier
Affirmative	11,266,803,569.98	94.745
Withheld	624,869,884.44	5.255
TOTAL	11,891,673,454.42	100.000
Abigail P. Johnson
Affirmative	11,218,344,843.84	94.338
Withheld	673,328,610.58	5.662
TOTAL	11,891,673,454.42	100.000
Edward C. Johnson 3d
Affirmative	11,207,061,072.31	94.243
Withheld	684,612,382.11	5.757
TOTAL	11,891,673,454.42	100.000
Donald J. Kirk
Affirmative	11,243,214,275.92	94.547
Withheld	648,459,178.50	5.453
TOTAL	11,891,673,454.42	100.000
Marie L. Knowles
Affirmative	11,273,847,901.78	94.805
Withheld	617,825,552.64	5.195
TOTAL	11,891,673,454.42	100.000
Ned C. Lautenbach
Affirmative	11,274,646,212.88	94.811
Withheld	617,027,241.54	5.189
TOTAL	11,891,673,454.42	100.000
Marvin L. Mann
Affirmative	11,242,664,701.54	94.542
Withheld	649,008,752.88	5.458
TOTAL	11,891,673,454.42	100.000
William O. McCoy
Affirmative	11,254,343,233.63	94.641
Withheld	637,330,220.79	5.359
TOTAL	11,891,673,454.42	100.000
Robert L. Reynolds
Affirmative	11,262,484,068.98	94.709
Withheld	629,189,385.44	5.291
TOTAL	11,891,673,454.42	100.000
William S. Stavropoulos
Affirmative	11,265,906,006.22	94.738
Withheld	625,767,448.20	5.262
TOTAL	11,891,673,454.42	100.000
Dennis J. Dirks**
Affirmative	11,267,891,877.14	94.754
Withheld	623,781,577.28	5.246
TOTAL	11,891,673,454.42	100.000
Cornelia M. Small**
Affirmative	11,259,840,111.28	94.687
Withheld	631,833,343.14	5.313
TOTAL	11,891,673,454.42	100.000
* Denotes trust-wide proposals and voting results. ** Effective 1/1/05

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
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Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
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Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

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Investment Advisors

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Advisors (U.K.) Limited

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Servicing Agent

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Brown Brothers Harriman & Co.

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Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SCS-UANN-1204
1.784779.101

Fidelity®

Value

Fund

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Distributions	43
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Fund	19.21%	11.18%	11.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Russell Midcap® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rich Fentin, Portfolio Manager of Fidelity® Value Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

For the 12 months ending October 31, 2004, the fund was up 19.21%, nearly in line with the Russell Midcap® Value Index, which rose 19.74%, and outperforming the LipperSM Growth Funds Average, which advanced 5.98%. The fund also outperformed the 15.75% return of the Lipper Mid-Cap Value Funds Average. A significant overweighting in cyclical - meaning economically sensitive - stocks in the materials, energy and industrial sectors made the most significant contribution to the fund's performance, both on an absolute and relative basis. Good stock selection in each of these sectors also added incremental return to the fund's relative results. Among the fund's biggest contributors were energy services companies National-Oilwell, Baker Hughes and Smith International, steel producer Nucor and aerospace parts maker Precision Castparts. The fund's performance relative to its index was hurt by a significant overweighting in technology stocks, which generally underperformed those in most other sectors. The biggest disappointments in technology were disk-drive makers Maxtor, Western Digital and Seagate Technology, as well as semiconductor company Agere Systems and contract electronics maker Flextronics International.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Actual	$ 1,000.00	$ 1,079.70	$ 5.02
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.11	$ 4.89

* Expenses are equal to the Fund's annualized expense ratio of .96%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Fluor Corp.	1.5	1.4
Xerox Corp.	1.2	1.0
Precision Castparts Corp.	1.2	1.0
Baxter International, Inc.	1.2	1.2
Flextronics International Ltd.	1.1	1.3
TXU Corp.	1.1	0.8
Alcan, Inc.	1.0	1.0
Dade Behring Holdings, Inc.	1.0	0.6
Royal Caribbean Cruises Ltd.	0.9	0.4
Ceridian Corp.	0.9	1.2
	11.1
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.1	15.4
Industrials	13.7	13.8
Financials	12.7	13.3
Consumer Discretionary	12.5	14.2
Health Care	9.9	9.3
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Stocks 91.8%		Stocks 95.3%
	Bonds 0.4%		Bonds 0.3%
	Convertible Securities 1.0%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets 6.8%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	9.0%	** Foreign investments	9.5%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.5%
Automobiles - 0.0%
Monaco Coach Corp.	174,250	$ 3,093
Hotels, Restaurants & Leisure - 3.9%
Brinker International, Inc. (a)	735,100	23,744
Caesars Entertainment, Inc. (a)	957,520	17,140
Carnival Corp. unit	122,100	6,173
Harrah's Entertainment, Inc.	510,400	29,869
Hilton Hotels Corp.	1,268,000	25,233
Mandalay Resort Group	483,500	33,265
Outback Steakhouse, Inc.	1,361,820	53,914
Royal Caribbean Cruises Ltd.	1,805,620	84,142
Wendy's International, Inc.	1,145,000	38,209
Yum! Brands, Inc.	839,920	36,537
		348,226
Household Durables - 0.7%
Blount International, Inc. (a)	246,800	3,569
Jarden Corp. (a)	375,000	13,170
Newell Rubbermaid, Inc.	2,220,200	47,868
		64,607
Leisure Equipment & Products - 0.9%
Brunswick Corp.	1,160,100	54,432
K2, Inc. (a)	1,315,130	21,331
RC2 Corp. (a)	223,300	6,221
		81,984
Media - 2.3%
Clear Channel Communications, Inc.	823,460	27,504
E.W. Scripps Co. Class A	334,800	15,977
Emmis Communications Corp. Class A (a)	1,249,402	23,364
NTL, Inc. (a)	80,686	5,366
The Reader's Digest Association, Inc. (non-vtg.)	2,618,371	36,867
Time Warner, Inc. (a)	1,301,200	21,652
Tribune Co.	801,800	34,638
Viacom, Inc. Class B (non-vtg.)	1,115,975	40,722
		206,090
Multiline Retail - 1.5%
Big Lots, Inc. (a)	3,139,260	38,895
Family Dollar Stores, Inc.	1,087,100	32,124
Nordstrom, Inc.	1,426,700	61,605
		132,624
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.8%
AutoNation, Inc. (a)	1,138,400	$ 19,615
Blockbuster, Inc.:
Class A	133,191	906
Class B	133,191	863
Circuit City Stores, Inc.	870,400	14,144
Foot Locker, Inc.	436,820	10,658
Limited Brands, Inc.	836,140	20,720
New York & Co., Inc.	18,400	381
Office Depot, Inc. (a)	957,800	15,507
Pier 1 Imports, Inc.	1,560,000	28,002
Select Comfort Corp. (a)	174,300	2,984
Sherwin-Williams Co.	97,380	4,160
Stage Stores, Inc. (a)	400,050	14,406
Toys 'R' Us, Inc. (a)	1,451,600	26,143
		158,489
Textiles Apparel & Luxury Goods - 1.4%
Liz Claiborne, Inc.	1,606,800	65,686
Polo Ralph Lauren Corp. Class A	618,160	22,829
Timberland Co. Class A (a)	260,400	15,989
Warnaco Group, Inc. (a)	735,080	14,996
		119,500
TOTAL CONSUMER DISCRETIONARY		1,114,613
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 0.7%
Safeway, Inc. (a)	3,440,570	62,756
Food Products - 0.4%
Bunge Ltd.	328,300	15,670
Dean Foods Co. (a)	405,698	12,110
Hormel Foods Corp.	171,860	4,831
		32,611
TOTAL CONSUMER STAPLES		95,367
ENERGY - 9.3%
Energy Equipment & Services - 7.9%
Baker Hughes, Inc.	1,520,260	65,113
BJ Services Co.	1,047,800	53,438
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cooper Cameron Corp. (a)	1,215,750	$ 58,782
ENSCO International, Inc.	510,800	15,605
FMC Technologies, Inc. (a)	759,300	22,954
GlobalSantaFe Corp.	302,820	8,933
Grant Prideco, Inc. (a)	2,299,125	47,270
Halliburton Co.	779,500	28,873
Helmerich & Payne, Inc.	1,412,800	40,335
Nabors Industries Ltd. (a)	737,500	36,226
National-Oilwell, Inc. (a)	2,118,000	71,398
Noble Corp. (a)	1,255,800	57,365
Pride International, Inc. (a)	975,200	18,022
Smith International, Inc. (a)	1,148,800	66,722
Tenaris SA sponsored ADR	293,000	13,118
Transocean, Inc. (a)	1,050,000	37,013
Varco International, Inc. (a)	372,100	10,300
Weatherford International Ltd. (a)	947,474	49,515
		700,982
Oil & Gas - 1.4%
Ashland, Inc.	1,058,320	60,980
McMoRan Exploration Co. (a)(d)	314,300	4,356
Premcor, Inc. (a)	799,100	31,197
Valero Energy Corp.	759,400	32,631
		129,164
TOTAL ENERGY		830,146
FINANCIALS - 12.6%
Capital Markets - 1.9%
Charles Schwab Corp.	1,247,800	11,417
Janus Capital Group, Inc.	1,821,200	27,773
Lehman Brothers Holdings, Inc.	652,100	53,570
Merrill Lynch & Co., Inc.	908,100	48,983
State Street Corp.	617,900	27,836
		169,579
Commercial Banks - 1.9%
Bank of America Corp.	905,460	40,556
Banknorth Group, Inc.	29,600	1,044
North Fork Bancorp, Inc., New York	175,300	7,731
UnionBanCal Corp.	722,628	43,900
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp.	1,316,867	$ 64,803
Zions Bancorp	151,400	10,018
		168,052
Consumer Finance - 0.4%
MBNA Corp.	1,534,000	39,316
Diversified Financial Services - 0.1%
Citigroup, Inc.	291,924	12,953
Insurance - 3.4%
AFLAC, Inc.	684,420	24,557
AMBAC Financial Group, Inc.	700,600	54,689
Marsh & McLennan Companies, Inc.	710,000	19,639
MBIA, Inc.	1,001,100	57,924
MetLife, Inc.	1,039,890	39,880
Reinsurance Group of America, Inc.	560,200	24,133
Scottish Re Group Ltd.	593,860	13,362
St. Paul Travelers Companies, Inc.	1,523,320	51,732
Willis Group Holdings Ltd.	406,600	14,617
		300,533
Real Estate - 3.8%
Alexandria Real Estate Equities, Inc.	425,800	28,124
Apartment Investment & Management Co. Class A	597,550	21,924
Boston Properties, Inc.	410,000	24,485
CenterPoint Properties Trust (SBI)	793,220	36,726
Cornerstone Realty Income Trust, Inc.	662,500	6,506
Duke Realty Corp.	951,300	32,439
Equity Residential (SBI)	709,000	23,645
General Growth Properties, Inc.	822,500	27,134
General Growth Properties, Inc. warrants 11/9/04 (a)	82,250	63
HomeBanc Mortgage Corp. Georgia	1,298,900	11,300
Public Storage, Inc.	456,700	23,863
Reckson Associates Realty Corp.	1,017,300	30,875
Simon Property Group, Inc.	516,900	30,146
Vornado Realty Trust	587,100	39,453
		336,683
Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp.	1,732,230	55,310
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Fannie Mae	327,100	$ 22,946
Freddie Mac	257,100	17,123
		95,379
TOTAL FINANCIALS		1,122,495
HEALTH CARE - 9.4%
Biotechnology - 0.4%
CSL Ltd.	868,577	18,730
Global Bio-Chem Technology Group Co. Ltd.	10,922,000	8,559
Millennium Pharmaceuticals, Inc. (a)	1,077,730	13,989
		41,278
Health Care Equipment & Supplies - 3.2%
Bausch & Lomb, Inc.	59,360	3,619
Baxter International, Inc.	3,414,340	105,025
Becton, Dickinson & Co.	449,960	23,623
Dade Behring Holdings, Inc. (a)	1,538,720	86,615
Fisher Scientific International, Inc. (a)	937,832	53,794
Thermo Electron Corp. (a)	334,230	9,693
		282,369
Health Care Providers & Services - 5.0%
Accredo Health, Inc. (a)	50,600	1,165
AmerisourceBergen Corp. (d)	790,500	43,509
Community Health Systems, Inc. (a)	1,742,000	46,720
HCA, Inc.	1,643,240	60,356
Laboratory Corp. of America Holdings (a)	530,300	24,288
McKesson Corp.	1,622,300	43,251
Omnicare, Inc.	438,100	12,087
PacifiCare Health Systems, Inc. (a)	265,200	9,446
Pediatrix Medical Group, Inc. (a)	485,880	27,331
Quest Diagnostics, Inc.	622,360	54,481
Triad Hospitals, Inc. (a)	1,086,750	35,895
Universal Health Services, Inc. Class B	1,488,780	61,874
WebMD Corp. (a)	2,973,350	22,479
		442,882
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - 0.8%
Schering-Plough Corp.	3,503,250	$ 63,444
Wyeth	170,000	6,741
		70,185
TOTAL HEALTH CARE		836,714
INDUSTRIALS - 13.7%
Aerospace & Defense - 3.1%
Bombardier, Inc. Class B (sub. vtg.)	915,200	2,104
EADS NV	1,348,900	38,580
GenCorp, Inc. (d)	849,000	11,801
Goodrich Corp.	1,085,100	33,454
Honeywell International, Inc.	898,700	30,268
Lockheed Martin Corp.	341,190	18,796
Precision Castparts Corp.	1,750,910	105,055
Raytheon Co.	344,280	12,559
United Defense Industries, Inc. (a)	493,120	19,794
		272,411
Air Freight & Logistics - 0.5%
CNF, Inc.	570,400	24,972
Ryder System, Inc.	299,700	15,015
		39,987
Airlines - 0.4%
Ryanair Holdings PLC sponsored ADR (a)	902,400	25,971
Southwest Airlines Co.	609,900	9,618
		35,589
Building Products - 0.8%
Masco Corp.	2,190,800	75,057
Commercial Services & Supplies - 1.1%
Aramark Corp. Class B	1,292,200	29,139
Central Parking Corp.	29,960	406
John H. Harland Co.	240,820	7,762
Manpower, Inc.	624,700	28,268
Steelcase, Inc. Class A	1,666,000	21,825
Waste Connections, Inc. (a)	196,260	6,186
		93,586
Construction & Engineering - 2.1%
Dycom Industries, Inc. (a)	1,121,400	36,614
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
EMCOR Group, Inc. (a)	201,900	$ 7,989
Fluor Corp.	2,955,780	137,259
Granite Construction, Inc.	375,000	9,105
		190,967
Electrical Equipment - 0.0%
A.O. Smith Corp.	75,480	2,003
Industrial Conglomerates - 0.9%
Textron, Inc.	619,240	42,201
Tyco International Ltd.	1,167,470	36,367
		78,568
Machinery - 3.7%
AGCO Corp. (a)	950,510	18,459
Albany International Corp. Class A (e)	1,579,090	47,404
Crane Co.	679,000	18,924
Eaton Corp.	344,680	22,042
Harsco Corp.	965,700	46,788
JLG Industries, Inc.	1,138,300	18,987
Kennametal, Inc.	1,719,092	79,989
SPX Corp.	886,630	34,002
Wabash National Corp. (a)	1,125,630	27,668
Watts Water Technologies, Inc. Class A	696,600	18,070
		332,333
Road & Rail - 0.9%
Canadian National Railway Co.	735,000	39,585
CSX Corp.	1,080,400	39,435
		79,020
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	340,010	19,921
TOTAL INDUSTRIALS		1,219,442
INFORMATION TECHNOLOGY - 16.0%
Communications Equipment - 1.0%
Alcatel SA sponsored ADR (a)(d)	2,131,000	31,134
Andrew Corp. (a)	664,000	9,283
Motorola, Inc.	2,545,700	43,939
		84,356
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 3.8%
Dell, Inc. (a)	101,300	$ 3,552
Maxtor Corp. (a)	8,016,300	23,728
NCR Corp. (a)	1,334,120	75,178
Seagate Technology	4,385,000	55,426
Storage Technology Corp. (a)	2,617,190	70,716
UNOVA, Inc. (a)	2,019,200	30,995
Western Digital Corp. (a)	9,041,580	75,316
		334,911
Electronic Equipment & Instruments - 5.0%
Arrow Electronics, Inc. (a)	1,944,200	46,583
Avnet, Inc. (a)	3,962,475	67,204
Celestica, Inc. (sub. vtg.) (a)	5,536,600	80,422
Flextronics International Ltd. (a)	8,089,500	97,478
Ingram Micro, Inc. Class A (a)	1,064,300	18,359
Mettler-Toledo International, Inc. (a)	1,258,375	60,276
Solectron Corp. (a)	2,096,500	10,944
Symbol Technologies, Inc.	4,215,500	61,926
		443,192
IT Services - 1.9%
Affiliated Computer Services, Inc. Class A (a)	662,640	36,147
BearingPoint, Inc. (a)	3,225,000	28,058
Ceridian Corp. (a)	4,781,060	82,473
Computer Sciences Corp. (a)	45,200	2,245
DST Systems, Inc. (a)	519,900	23,318
		172,241
Office Electronics - 1.2%
Xerox Corp. (a)	7,482,200	110,512
Semiconductors & Semiconductor Equipment - 1.0%
Agere Systems, Inc.:
Class A (a)	4,117,200	4,982
Class B (a)	7,749,320	8,912
AMIS Holdings, Inc. (a)	239,800	3,645
ATMI, Inc. (a)	32,300	754
Fairchild Semiconductor International, Inc. (a)	889,010	12,775
Freescale Semiconductor, Inc. Class A	999,200	15,528
National Semiconductor Corp. (a)	1,234,700	20,619
Novellus Systems, Inc. (a)	923,100	23,918
		91,133
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 2.1%
Borland Software Corp. (a)	2,465,000	$ 25,242
Cadence Design Systems, Inc. (a)	2,209,500	27,486
McAfee, Inc. (a)	2,319,900	56,142
PeopleSoft, Inc. (a)	236,600	4,914
Quest Software, Inc. (a)	1,405,721	20,622
Secure Computing Corp. (a)	807,800	6,337
Siebel Systems, Inc. (a)	1,626,500	15,452
Sybase, Inc. (a)	861,300	13,634
VERITAS Software Corp. (a)	892,200	19,521
		189,350
TOTAL INFORMATION TECHNOLOGY		1,425,695
MATERIALS - 9.4%
Chemicals - 2.7%
Albemarle Corp.	538,610	19,309
Crompton Corp.	327,976	3,050
Dow Chemical Co.	449,520	20,201
Ferro Corp.	1,321,000	27,833
Great Lakes Chemical Corp.	1,175,280	30,111
Lyondell Chemical Co.	2,631,849	60,480
NOVA Chemicals Corp. (d)	755,000	29,478
Olin Corp.	625,800	11,702
OMNOVA Solutions, Inc. (a)(e)	2,425,800	12,711
PolyOne Corp. (a)	3,499,600	26,492
		241,367
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	378,110	17,215
Vulcan Materials Co.	501,700	24,975
		42,190
Containers & Packaging - 1.4%
Anchor Glass Container Corp.	956,376	8,225
Owens-Illinois, Inc. (a)	4,059,400	75,221
Packaging Corp. of America	1,391,460	30,515
Smurfit-Stone Container Corp. (a)	420,362	7,297
		121,258
Metals & Mining - 4.4%
Agnico-Eagle Mines Ltd.	1,424,800	22,006
Alcan, Inc.	1,955,960	90,502
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Alcoa, Inc.	2,410,240	$ 78,333
Gerdau AmeriSteel Corp. (a)	1,997,000	9,658
Gerdau SA sponsored ADR	612,300	9,038
IPSCO, Inc.	724,400	19,367
Newmont Mining Corp.	681,300	32,375
Nucor Corp.	1,640,700	69,287
Phelps Dodge Corp.	280,600	24,564
Steel Dynamics, Inc.	732,007	24,303
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	912,000	13,795
		393,228
Paper & Forest Products - 0.4%
Aracruz Celulose SA sponsored ADR	296,100	9,973
MeadWestvaco Corp.	939,900	29,635
		39,608
TOTAL MATERIALS		837,651
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.8%
BellSouth Corp.	1,144,400	30,521
CenturyTel, Inc.	645,800	20,724
Citizens Communications Co.	3,071,800	41,162
SBC Communications, Inc.	1,051,100	26,551
Verizon Communications, Inc.	920,400	35,988
		154,946
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	2,733,700	46,992
SpectraSite, Inc. (a)	832,860	42,726
		89,718
TOTAL TELECOMMUNICATION SERVICES		244,664
UTILITIES - 5.0%
Electric Utilities - 4.3%
Edison International	2,055,280	62,686
Entergy Corp.	848,060	55,429
Exelon Corp.	826,000	32,726
PG&E Corp. (a)	1,657,400	53,103
PPL Corp.	1,008,000	52,416
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
TXU Corp.	1,582,900	$ 96,905
Westar Energy, Inc.	1,487,500	31,163
		384,428
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. (a)	2,445,500	26,656
NRG Energy, Inc. (a)	1,144,300	31,743
		58,399
TOTAL UTILITIES		442,827
TOTAL COMMON STOCKS (Cost $6,929,995)		8,169,614
Convertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 7.25% PIERS	210,000	4,326
FINANCIALS - 0.1%
Insurance - 0.1%
Hartford Financial Services Group, Inc. 6.00%	88,800	4,977
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc. 7.00%	402,000	20,659
MATERIALS - 0.3%
Containers & Packaging - 0.3%
Owens-Illinois, Inc. 4.75%	681,200	25,852
UTILITIES - 0.4%
Gas Utilities - 0.2%
KeySpan Corp. 8.75% MEDS	300,000	16,122
Multi-Utilities & Unregulated Power - 0.2%
Dominion Resources, Inc. 8.75%	410,000	22,165
TOTAL UTILITIES		38,287
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $93,185)		94,101
Nonconvertible Bonds - 0.4%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
K2, Inc. 7.375% 7/1/14 (f)	$ 80	$ 87
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Tenet Healthcare Corp.:
5.375% 11/15/06	10,930	10,985
6.375% 12/1/11	15,515	14,119
		25,104
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	10,040	10,642
TOTAL NONCONVERTIBLE BONDS (Cost $34,153)		35,833
Money Market Funds - 6.9%
	Shares
Fidelity Cash Central Fund, 1.79% (b)	562,260,593	562,261
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	53,403,250	53,403
TOTAL MONEY MARKET FUNDS (Cost $615,664)		615,664
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $7,672,997)		8,915,212
NET OTHER ASSETS - (0.1)%		(12,776)
NET ASSETS - 100%		$ 8,902,436
Security Type Abbreviations
MEDS	-	Mandatorily Exchangeable Debt Securities
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $87,000 or 0.0% of net assets.

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Albany International Corp. Class A	$ 49,133	$ -	$ 365	$ 459	$ 47,404
Merix Corp.	15,595	3,396	11,488	-	-
OMNOVA Solutions, Inc.	9,164	-	968	-	12,711
Total	$ 73,892	$ 3,396	$ 12,821	$ 459	$ 60,115
Income Tax Information
The fund hereby designates approximately $6,871,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $51,763) (cost $7,672,997) - See accompanying schedule		$ 8,915,212
Receivable for investments sold		35,304
Receivable for fund shares sold		32,771
Dividends receivable		5,343
Interest receivable		1,834
Other affiliated receivables		34
Other receivables		459
Total assets		8,990,957

Liabilities
Payable for investments purchased	$ 13,191
Payable for fund shares redeemed	14,584
Accrued management fee	5,226
Other affiliated payables	1,660
Other payables and accrued expenses	457
Collateral on securities loaned, at value	53,403
Total liabilities		88,521

Net Assets		$ 8,902,436
Net Assets consist of:
Paid in capital		$ 7,088,751
Undistributed net investment income		21,179
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		550,289
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,242,217
Net Assets, for 129,568 shares outstanding		$ 8,902,436
Net Asset Value, offering price and redemption price per share ($8,902,436 ÷ 129,568 shares)		$ 68.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends (including $459 received from affiliated issuers)		$ 92,987
Interest		6,898
Security lending		307
Total income		100,192

Expenses
Management fee Basic fee	$ 44,227
Performance adjustment	11,280
Transfer agent fees	15,328
Accounting and security lending fees	1,092
Non-interested trustees' compensation	44
Appreciation in deferred trustee compensation account	24
Custodian fees and expenses	150
Registration fees	249
Audit	83
Legal	35
Miscellaneous	404
Total expenses before reductions	72,916
Expense reductions	(1,199)	71,717
Net investment income (loss)		28,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(7,791) from affiliated issuers)	550,094
Foreign currency transactions	(68)
Total net realized gain (loss)		550,026
Change in net unrealized appreciation (depreciation) on: Investment securities	715,827
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		715,831
Net gain (loss)		1,265,857
Net increase (decrease) in net assets resulting from operations		$ 1,294,332

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 28,475	$ 35,201
Net realized gain (loss)	550,026	167,976
Change in net unrealized appreciation (depreciation)	715,831	1,241,617
Net increase (decrease) in net assets resulting from operations	1,294,332	1,444,794
Distributions to shareholders from net investment income	(25,437)	(39,316)
Distributions to shareholders from net realized gain	(5,530)	-
Total distributions	(30,967)	(39,316)
Share transactions Proceeds from sales of shares	2,951,054	1,367,166
Reinvestment of distributions	29,769	37,762
Cost of shares redeemed	(1,669,977)	(1,465,713)
Net increase (decrease) in net assets resulting from share transactions	1,310,846	(60,785)
Total increase (decrease) in net assets	2,574,211	1,344,693

Net Assets
Beginning of period	6,328,225	4,983,532
End of period (including undistributed net investment income of $21,179 and undistributed net investment income of $23,704, respectively)	$ 8,902,436	$ 6,328,225
Other Information Shares
Sold	45,757	27,235
Issued in reinvestment of distributions	501	805
Redeemed	(25,970)	(30,231)
Net increase (decrease)	20,288	(2,191)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 57.91	$ 44.71	$ 46.64	$ 42.79	$ 48.54
Income from Investment Operations
Net investment income (loss) B	.24	.33	.52 D	.63	.80
Net realized and unrealized gain (loss)	10.84	13.23	(1.94) D	4.17	(.20)
Total from investment operations	11.08	13.56	(1.42)	4.80	.60
Distributions from net investment income	(.23)	(.36)	(.51)	(.95)	(.73)
Distributions from net realized gain	(.05)	-	-	-	(5.62)
Total distributions	(.28)	(.36)	(.51)	(.95)	(6.35)
Net asset value, end of period	$ 68.71	$ 57.91	$ 44.71	$ 46.64	$ 42.79
Total Return A	19.21%	30.52%	(3.18)%	11.37%	1.24%
Ratios to Average Net Assets C
Expenses before expense reductions	.95%	1.00%	.97%	.81%	.51%
Expenses net of voluntary waivers, if any	.95%	1.00%	.97%	.81%	.51%
Expenses net of all reductions	.93%	.98%	.95%	.77%	.48%
Net investment income (loss)	.37%	.66%	1.02% D	1.29%	1.87%
Supplemental Data
Net assets, end of period (in millions)	$ 8,902	$ 6,328	$ 4,984	$ 4,567	$ 3,220
Portfolio turnover rate	40%	40%	42%	49%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,648,533
Unrealized depreciation	(405,233)
Net unrealized appreciation (depreciation)	1,243,300
Undistributed ordinary income	85,249
Undistributed long-term capital gain	429,329

Cost for federal income tax purposes	$ 7,671,912

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 25,437	$ 39,316
Long-term Capital Gains	5,530	-
Total	$ 30,967	$ 39,316

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,965,810 and $2,926,630, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,428 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $315 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,166 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2 and $31, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Value Fund (a fund of Fidelity Capital Trust) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Value Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Value Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard B. Fentin (49)

Year of Election or Appointment: 1996

Vice President of Value Fund. Mr. Fentin serves as Vice President of another fund advised by FMR. Mr. Fentin also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Value Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Value Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Value Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Value Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Value Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Value Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Value Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Value Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Value Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Value Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Value Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Value Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Value Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Value Fund voted to pay on December 6, 2004, to shareholders of record at the opening of business on December 3, 2004, a distribution of $3.71 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	9,021,745,247.98	75.866
Against	2,099,126,626.31	17.652
Abstain	447,896,200.08	3.767
Broker Non-Votes	322,905,380.05	2.715
TOTAL	11,891,673,454.42	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	11,263,340,660.36	94.716
Withheld	628,332,794.06	5.284
TOTAL	11,891,673,454.42	100.000
Ralph F. Cox
Affirmative	11,230,931,144.78	94.444
Withheld	660,742,309.64	5.556
TOTAL	11,891,673,454.42	100.000
Laura B. Cronin
Affirmative	11,257,964,242.72	94.671
Withheld	633,709,211.70	5.329
TOTAL	11,891,673,454.42	100.000
Robert M. Gates
Affirmative	11,254,680,145.76	94.643
Withheld	636,993,308.66	5.357
TOTAL	11,891,673,454.42	100.000
George H. Heilmeier
Affirmative	11,266,803,569.98	94.745
Withheld	624,869,884.44	5.255
TOTAL	11,891,673,454.42	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,218,344,843.84	94.338
Withheld	673,328,610.58	5.662
TOTAL	11,891,673,454.42	100.000
Edward C. Johnson 3d
Affirmative	11,207,061,072.31	94.243
Withheld	684,612,382.11	5.757
TOTAL	11,891,673,454.42	100.000
Donald J. Kirk
Affirmative	11,243,214,275.92	94.547
Withheld	648,459,178.50	5.453
TOTAL	11,891,673,454.42	100.000
Marie L. Knowles
Affirmative	11,273,847,901.78	94.805
Withheld	617,825,552.64	5.195
TOTAL	11,891,673,454.42	100.000
Ned C. Lautenbach
Affirmative	11,274,646,212.88	94.811
Withheld	617,027,241.54	5.189
TOTAL	11,891,673,454.42	100.000
Marvin L. Mann
Affirmative	11,242,664,701.54	94.542
Withheld	649,008,752.88	5.458
TOTAL	11,891,673,454.42	100.000
William O. McCoy
Affirmative	11,254,343,233.63	94.641
Withheld	637,330,220.79	5.359
TOTAL	11,891,673,454.42	100.000
Robert L. Reynolds
Affirmative	11,262,484,068.98	94.709
Withheld	629,189,385.44	5.291
TOTAL	11,891,673,454.42	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	11,265,906,006.22	94.738
Withheld	625,767,448.20	5.262
TOTAL	11,891,673,454.42	100.000
Dennis J. Dirks B
Affirmative	11,267,891,877.14	94.754
Withheld	623,781,577.28	5.246
TOTAL	11,891,673,454.42	100.000
Cornelia M. Small B
Affirmative	11,259,840,111.28	94.687
Withheld	631,833,343.14	5.313
TOTAL	11,891,673,454.42	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

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Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

VAL-UANN-1204
1.784783.101

Fidelity®

Capital Appreciation

Fund

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Distributions	42
Proxy Voting Results	43

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital Appreciation Fund	6.60%	2.94%	10.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harry Lange, Portfolio Manager of Fidelity® Capital Appreciation Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

The fund was up 6.60% for the one-year period ending October 31, 2004, trailing the S&P 500 index, but outperforming the 4.22% advance of the LipperSM Capital Appreciation Funds Average. Unfavorable stock selection and an overweighting in poor-performing consumer discretionary stocks was a major reason for the fund's underperformance relative to the S&P 500. A higher exposure to media - at an average weighting roughly three times larger than that of the index - was particularly disappointing, as this industry was one of the market's weakest performers. Among the fund's laggards in media were Univision Communications and British Sky Broadcasting Group. Good stock picking in materials - namely copper producer Phelps Dodge - and in consumer staples - principally organic retailer Whole Foods Market - helped offset the fund's shortcomings. The fund's largest sector weighting on average throughout the period was technology, though my stock picking produced mixed results. On the positive side of the ledger, programmable chip manufacturer Altera and Canada-based Research In Motion, a maker of handheld wireless communication devices, both performed well. However, sizable positions in disk-drive producer Seagate Technology and semiconductor equipment maker Teradyne hurt the fund's performance relative to its index.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Actual	$ 1,000.00	$ 1,005.60	$ 4.79
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.16	$ 4.84

* Expenses are equal to the Fund's annualized expense ratio of .95%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Seagate Technology	3.5	0.1
Research in Motion Ltd.	3.0	0.0
Genentech, Inc.	2.9	3.3
Univision Communications, Inc. Class A	2.8	2.7
Altera Corp.	2.5	0.0
KLA-Tencor Corp.	2.4	0.9
Teradyne, Inc.	2.4	1.9
FedEx Corp.	2.0	1.6
SBC Communications, Inc.	1.9	3.2
EMC Corp.	1.9	0.5
	25.3
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.6	21.5
Consumer Discretionary	14.8	18.9
Health Care	14.0	19.0
Financials	7.7	10.8
Industrials	6.5	5.8
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Stocks 93.9%		Stocks 99.3%
	Short-Term Investments and Net Other Assets 6.1%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	22.4%	** Foreign investments	19.6%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.2%
NOK Corp.	400,000	$ 12,170
Distributors - 0.0%
Handleman Co.	92,100	1,981
Hotels, Restaurants & Leisure - 3.5%
Ctrip.com International Ltd. ADR	21,600	863
McDonald's Corp.	1,925,400	56,125
Royal Caribbean Cruises Ltd.	1,666,600	77,664
Starbucks Corp. (a)(d)	1,290,600	68,247
		202,899
Household Durables - 1.3%
Beazer Homes USA, Inc.	100,000	10,978
D.R. Horton, Inc.	318,105	9,543
Daito Trust Construction Co.	475,900	20,145
George Wimpey PLC	1,000,000	6,432
Lennar Corp.:
Class A	396,376	17,829
Class B	103,162	4,259
Maytag Corp.	363,380	6,323
		75,509
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	185,000	6,314
eBay, Inc. (a)	200,700	19,590
Senshukai Co. Ltd.	582,000	5,356
		31,260
Media - 7.3%
Cablevision Systems Corp. - NY Group Class A (a)	279,800	5,758
Clear Channel Communications, Inc.	200,000	6,680
Comcast Corp. Class A (special) (a)	58,600	1,702
EchoStar Communications Corp. Class A (a)	836,672	26,456
Fox Entertainment Group, Inc. Class A (a)	200,000	5,932
Lamar Advertising Co. Class A (a)	200,000	8,284
Liberty Media Corp. Class A (a)	2,568,690	22,913
Liberty Media International, Inc. Class A (a)	651,254	23,478
News Corp. Ltd.:
ADR (d)	467,500	15,082
sponsored ADR	86,015	2,704
Playboy Enterprises, Inc.:
Class A (a)	25,000	261
Class B (non-vtg.) (a)	2,625,600	29,144
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc.:
Class A (a)	246,300	$ 3,608
Class D (non-vtg.) (a)(d)	49,189	723
The DIRECTV Group, Inc. (a)	1,040,148	17,443
Time Warner, Inc. (a)	3,543,826	58,969
Univision Communications, Inc. Class A (a)	5,344,300	165,460
Viacom, Inc. Class B (non-vtg.)	867,239	31,646
		426,243
Multiline Retail - 0.1%
Nordstrom, Inc.	189,600	8,187
Specialty Retail - 1.0%
Gadzooks, Inc. (a)(d)	150,000	249
Home Depot, Inc.	1,213,200	49,838
Yamada Denki Co. Ltd.	150,000	5,329
		55,416
Textiles Apparel & Luxury Goods - 0.9%
NIKE, Inc. Class B	677,100	55,055
TOTAL CONSUMER DISCRETIONARY		868,720
CONSUMER STAPLES - 2.2%
Beverages - 0.2%
The Coca-Cola Co.	200,000	8,132
Food & Staples Retailing - 1.0%
Whole Foods Market, Inc. (d)	710,300	57,840
Food Products - 0.8%
Bunge Ltd.	285,100	13,608
McCormick & Co., Inc. (non-vtg.)	958,000	33,942
		47,550
Personal Products - 0.2%
Avon Products, Inc.	353,560	13,983
TOTAL CONSUMER STAPLES		127,505
ENERGY - 4.0%
Energy Equipment & Services - 3.2%
BJ Services Co.	664,600	33,895
ENSCO International, Inc.	1,881,050	57,466
GlobalSantaFe Corp.	200,000	5,900
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Grant Prideco, Inc. (a)	65,000	$ 1,336
Nabors Industries Ltd. (a)	64,575	3,172
Noble Corp. (a)	1,698,800	77,601
Pride International, Inc. (a)	374,300	6,917
Transocean, Inc. (a)	127,196	4,484
		190,771
Oil & Gas - 0.8%
Chesapeake Energy Corp.	187,100	3,009
Cross Timbers Royalty Trust	1,380	50
Teekay Shipping Corp.	484,200	22,370
Total SA sponsored ADR	204,500	21,325
		46,754
TOTAL ENERGY		237,525
FINANCIALS - 7.7%
Capital Markets - 2.7%
3i Group PLC	474,200	5,076
Ameritrade Holding Corp. (a)	1,008,650	13,133
Apollo Investment Corp.	1,742,373	23,696
Charles Schwab Corp.	1,673,100	15,309
Daiwa Securities Group, Inc.	663,500	4,075
Goldman Sachs Group, Inc.	459,400	45,196
JAFCO Co. Ltd.	130,000	6,694
Merrill Lynch & Co., Inc.	552,400	29,796
Morgan Stanley	186,700	9,539
Nomura Holdings, Inc.	342,500	4,168
		156,682
Commercial Banks - 2.5%
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	2,942	24,978
Mizuho Financial Group, Inc.	7,053	27,256
Sumitomo Mitsui Financial Group, Inc.	3,231	21,034
UFJ Holdings, Inc. (a)	3,809	17,707
Wells Fargo & Co.	920,700	54,984
		145,959
Insurance - 0.7%
Axis Capital Holdings Ltd.	186,900	4,684
Millea Holdings, Inc.	1,886	24,948
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Sun Life Financial, Inc.	100,000	$ 3,076
XL Capital Ltd. Class A	93,300	6,764
		39,472
Real Estate - 1.0%
Alexandria Real Estate Equities, Inc.	190,300	12,569
Apartment Investment & Management Co. Class A	284,700	10,446
Friedman, Billings, Ramsey Group, Inc. Class A	866,600	14,854
LNR Property Corp.	90,268	5,645
Mitsubishi Estate Co. Ltd.	200,000	2,115
New York Mortgage Trust, Inc. (e)	1,331,700	11,865
		57,494
Thrifts & Mortgage Finance - 0.8%
Countrywide Financial Corp.	190,762	6,091
Fannie Mae	181,300	12,718
Freddie Mac	5,600	373
Golden West Financial Corp., Delaware	201,100	23,513
Sovereign Bancorp, Inc.	374,200	8,101
		50,796
TOTAL FINANCIALS		450,403
HEALTH CARE - 14.0%
Biotechnology - 5.2%
Biogen Idec, Inc. (a)	1,842,200	107,142
Genentech, Inc. (a)	3,711,000	168,962
Millennium Pharmaceuticals, Inc. (a)	2,249,900	29,204
		305,308
Health Care Equipment & Supplies - 5.3%
Biomet, Inc.	811,410	37,877
Fisher Scientific International, Inc. (a)	788,740	45,242
Guidant Corp.	74,700	4,977
Medtronic, Inc.	616,600	31,514
St. Jude Medical, Inc. (a)	929,900	71,202
Stryker Corp.	186,600	8,041
Synthes, Inc.	95,117	10,167
Zimmer Holdings, Inc. (a)	1,285,900	99,773
		308,793
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - 0.8%
HCA, Inc.	155,500	$ 5,712
Health Management Associates, Inc. Class A	150,000	3,099
Tenet Healthcare Corp. (a)	475,000	5,092
UnitedHealth Group, Inc.	479,000	34,680
		48,583
Pharmaceuticals - 2.7%
Barr Pharmaceuticals, Inc. (a)	971,300	36,569
Johnson & Johnson	134,600	7,858
Merck KGaA	511,488	28,584
Pfizer, Inc.	1,926,500	55,772
Roche Holding AG (participation certificate)	306,055	31,380
Sepracor, Inc. (a)	20,000	919
		161,082
TOTAL HEALTH CARE		823,766
INDUSTRIALS - 6.5%
Aerospace & Defense - 0.1%
Rockwell Collins, Inc.	95,100	3,373
Air Freight & Logistics - 2.7%
FedEx Corp.	1,315,950	119,909
Ryder System, Inc.	190,300	9,534
United Parcel Service, Inc. Class B	201,200	15,931
Yamato Transport Co. Ltd.	952,000	12,854
		158,228
Airlines - 0.1%
JetBlue Airways Corp. (a)	239,054	5,271
Commercial Services & Supplies - 2.8%
Adecco SA sponsored ADR	473,700	5,713
Cintas Corp.	289,900	12,506
Hudson Highland Group, Inc. (a)	42,637	1,218
Monster Worldwide, Inc. (a)	2,324,200	65,194
Robert Half International, Inc.	1,957,130	51,923
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	9,504	6,074
Waste Management, Inc.	803,600	22,887
		165,515
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.5%
Energy Conversion Devices, Inc.	1,259,566	$ 21,205
Energy Conversion Devices, Inc. warrants 10/31/06 (a)(f)	1,259,566	7,829
		29,034
Machinery - 0.3%
Caterpillar, Inc.	190,130	15,313
THK Co. Ltd. (d)	275,100	4,788
		20,101
TOTAL INDUSTRIALS		381,522
INFORMATION TECHNOLOGY - 34.6%
Communications Equipment - 5.7%
Alcatel SA sponsored ADR (a)	950,300	13,884
Belden CDT, Inc.	375,000	8,336
Cisco Systems, Inc. (a)	2,380,900	45,737
Comverse Technology, Inc. (a)	322,900	6,665
Juniper Networks, Inc. (a)	1,392,900	37,065
Lucent Technologies, Inc. (a)	34,789	124
Motorola, Inc.	876,300	15,125
Nokia Corp. sponsored ADR	1,572,700	24,251
Research in Motion Ltd. (a)	2,015,300	177,643
SafeNet, Inc. (a)	190,201	5,826
		334,656
Computers & Peripherals - 9.2%
Dell, Inc. (a)	3,135,100	109,917
Diebold, Inc.	47,500	2,273
EMC Corp. (a)	8,571,500	110,315
Emulex Corp. (a)	2,850,400	29,958
Hutchinson Technology, Inc. (a)	973,700	32,726
QLogic Corp. (a)	1,224,300	39,790
Seagate Technology	16,452,090	207,952
Sun Microsystems, Inc. (a)	946,700	4,289
		537,220
Electronic Equipment & Instruments - 2.2%
Amphenol Corp. Class A (a)	1,124,900	38,618
Celestica, Inc. (sub. vtg.) (a)	93,400	1,357
Flextronics International Ltd. (a)	285,200	3,437
Molex, Inc.	2,350,344	69,500
Nichicon Corp.	966,800	11,172
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. (a)	934,100	$ 4,876
Tech Data Corp. (a)	57,100	2,306
		131,266
Internet Software & Services - 2.8%
Homestore, Inc. (a)	2,548,560	6,231
Yahoo! Japan Corp. (a)(d)	14,160	64,087
Yahoo! Japan Corp. New (a)(d)	12,350	53,795
Yahoo!, Inc. (a)	1,125,980	40,749
		164,862
IT Services - 0.8%
Affiliated Computer Services, Inc. Class A (a)	93,400	5,095
DST Systems, Inc. (a)	187,100	8,391
Infosys Technologies Ltd. sponsored ADR	475,300	31,607
Pegasus Solutions, Inc. (a)	235,304	2,450
		47,543
Semiconductors & Semiconductor Equipment - 11.3%
Agere Systems, Inc.:
Class A (a)	375	0
Class B (a)	942,003	1,083
Altera Corp. (a)	6,369,200	144,772
Analog Devices, Inc.	1,939,000	78,064
ASML Holding NV (NY Shares) (a)	300,000	4,275
Intel Corp.	165,380	3,681
KLA-Tencor Corp. (a)	3,029,790	137,946
Marvell Technology Group Ltd. (a)	475,100	13,574
Microchip Technology, Inc.	380,300	11,504
Micron Technology, Inc. (a)	513,500	6,254
Novellus Systems, Inc. (a)	113,800	2,949
Samsung Electronics Co. Ltd.	171,020	67,140
Silicon Laboratories, Inc. (a)	357,300	10,708
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	406,604	3,078
Teradyne, Inc. (a)(d)	8,328,230	137,915
Texas Instruments, Inc.	1,016,500	24,853
Xilinx, Inc.	376,500	11,521
		659,317
Software - 2.6%
BEA Systems, Inc. (a)	4,440,195	36,054
BMC Software, Inc. (a)	189,600	3,587
Microsoft Corp.	2,942,500	82,361
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Nippon System Development Co. Ltd. (d)	125,000	$ 2,054
Oracle Corp. (a)	2,106,300	26,666
		150,722
TOTAL INFORMATION TECHNOLOGY		2,025,586
MATERIALS - 5.6%
Chemicals - 1.7%
BOC Group PLC	46,600	751
Dow Chemical Co.	1,322,050	59,413
Lyondell Chemical Co.	1,617,200	37,163
Praxair, Inc.	100,000	4,220
		101,547
Containers & Packaging - 0.3%
Pactiv Corp. (a)	589,800	13,972
Sealed Air Corp. (a)	94,800	4,696
		18,668
Metals & Mining - 3.6%
Alcan, Inc.	54,410	2,518
Alcoa, Inc.	1,250,000	40,625
Inco Ltd. (a)	637,020	22,529
Newmont Mining Corp.	624,100	29,657
Nippon Steel Corp.	1,900,000	4,452
Nucor Corp.	611,400	25,819
Peabody Energy Corp.	306,400	19,542
Phelps Dodge Corp.	716,200	62,696
		207,838
TOTAL MATERIALS		328,053
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 2.2%
Philippine Long Distance Telephone Co. sponsored ADR (a)	285,200	7,159
PT Indosat Tbk sponsored ADR	285,400	7,455
SBC Communications, Inc.	4,440,300	112,162
		126,776
Wireless Telecommunication Services - 2.2%
KDDI Corp.	14,214	68,495
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	2,262,000	$ 59,920
NTT DoCoMo, Inc.	1,355	2,394
		130,809
TOTAL TELECOMMUNICATION SERVICES		257,585
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Equitable Resources, Inc.	100,000	5,530
TOTAL COMMON STOCKS (Cost $4,914,488)		5,506,195
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	15,100	0
Nonconvertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. (depositary shares) (Cost $382)	9,100	70
Money Market Funds - 8.3%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.79% (b)	352,720,039	$ 352,720
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	132,174,981	132,175
TOTAL MONEY MARKET FUNDS (Cost $484,895)		484,895
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $5,399,765)		5,991,160
NET OTHER ASSETS - (2.2)%		(129,934)
NET ASSETS - 100%		$ 5,861,226
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,829,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 260
Energy Conversion Devices, Inc. warrants 10/31/06	11/6/03 - 11/13/03	$ 157
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.6%
Japan	6.8%
Cayman Islands	4.9%
Canada	3.6%
Liberia	1.3%
Korea (South)	1.1%
Others (individually less than 1%)	4.7%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
New York Mortgage Trust, Inc.	$ -	$ 11,980	$ -	$ 213	$ 11,865
Income Tax Information
The fund hereby designates approximately $80,572,000 as a capital dividend for the purpose of the dividends paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $128,310) (cost $5,399,765) - See accompanying schedule		$ 5,991,160
Receivable for investments sold		31,212
Receivable for fund shares sold		6,459
Dividends receivable		3,348
Interest receivable		230
Other affiliated receivables		12
Other receivables		625
Total assets		6,033,046

Liabilities
Payable for investments purchased	$ 27,380
Payable for fund shares redeemed	7,271
Accrued management fee	3,303
Other affiliated payables	1,189
Other payables and accrued expenses	502
Collateral on securities loaned, at value	132,175
Total liabilities		171,820

Net Assets		$ 5,861,226
Net Assets consist of:
Paid in capital		$ 4,919,499
Accumulated net investment loss		(2,662)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		352,941
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		591,448
Net Assets, for 234,022 shares outstanding		$ 5,861,226
Net Asset Value, offering price and redemption price per share ($5,861,226 ÷ 234,022 shares)		$ 25.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends (including $213 received from affiliated issuer)		$ 38,747
Interest		1,274
Security lending		617
Total income		40,638

Expenses
Management fee Basic fee	$ 29,627
Performance adjustment	5,519
Transfer agent fees	10,947
Accounting and security lending fees	1,006
Non-interested trustees' compensation	29
Appreciation in deferred trustee compensation account	8
Custodian fees and expenses	291
Registration fees	527
Audit	82
Legal	19
Miscellaneous	245
Total expenses before reductions	48,300
Expense reductions	(1,563)	46,737
Net investment income (loss)		(6,099)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	365,846
Foreign currency transactions	(577)
Total net realized gain (loss)		365,269
Change in net unrealized appreciation (depreciation) on: Investment securities	(102,786)
Assets and liabilities in foreign currencies	45
Total change in net unrealized appreciation (depreciation)		(102,741)
Net gain (loss)		262,528
Net increase (decrease) in net assets resulting from operations		$ 256,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,099)	$ (7,485)
Net realized gain (loss)	365,269	147,192
Change in net unrealized appreciation (depreciation)	(102,741)	810,769
Net increase (decrease) in net assets resulting from operations	256,429	950,476
Distributions to shareholders from net investment income	(1,746)	-
Distributions to shareholders from net realized gain	(3,492)	-
Total distributions	(5,238)	-
Share transactions Proceeds from sales of shares	3,593,121	1,889,274
Reinvestment of distributions	5,025	-
Cost of shares redeemed	(1,930,667)	(602,183)
Net increase (decrease) in net assets resulting from share transactions	1,667,479	1,287,091
Total increase (decrease) in net assets	1,918,670	2,237,567

Net Assets
Beginning of period	3,942,556	1,704,989
End of period (including accumulated net investment loss of $2,662 and accumulated net investment loss of $5,860, respectively)	$ 5,861,226	$ 3,942,556
Other Information Shares
Sold	145,868	94,307
Issued in reinvestment of distributions	215	-
Redeemed	(79,601)	(31,466)
Net increase (decrease)	66,482	62,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 23.53	$ 16.28	$ 18.57	$ 25.82	$ 25.73
Income from Investment Operations
Net investment income (loss)C	(.03)	(.06)	(.07)	.04	.04D
Net realized and unrealized gain (loss)	1.58	7.31	(2.22)	(5.01)	2.11
Total from investment operations	1.55	7.25	(2.29)	(4.97)	2.15
Distributions from net investment income	(.01)	-	-	(.15)	(.57)
Distributions from net realized gain	(.02)	-	-	(2.13)	(1.49)
Total distributions	(.03)	-	-	(2.28)	(2.06)
Net asset value, end of period	$ 25.05	$ 23.53	$ 16.28	$ 18.57	$ 25.82
Total ReturnA,B	6.60%	44.53%	(12.33)%	(20.86)%	8.14%
Ratios to Average Net AssetsE
Expenses before expense reductions	.94%	.91%	1.07%	.94%	.85%
Expenses net of voluntary waivers, if any	.94%	.91%	1.07%	.94%	.85%
Expenses net of all reductions	.91%	.88%	1.03%	.91%	.83%
Net investment income (loss)	(.12)%	(.31)%	(.35)%	.17%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 5,861	$ 3,943	$ 1,705	$ 2,118	$ 2,948
Portfolio turnover rate	72%	54%	80%	120%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 858,117
Unrealized depreciation	(276,538)
Net unrealized appreciation (depreciation)	581,579
Undistributed long-term capital gain	284,374

Cost for federal income tax purposes	$ 5,409,581

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 1,724	$ -
Long-term Capital Gains	3,514	-
Total	$ 5,238	$ -

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,011,964 and $3,610,413, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the fund's average net assets.

Sales Load. Prior to October 12, 1990, Fidelity Distributors Corporation (FDC), an affiliate of FMR, received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $102, all of which was retained on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

earned by the fund are recorded as income in the accompanying financial statements and totaled $1,269 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $212 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,546 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $16, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Capital Appreciation. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harry W. Lange (52)

Year of Election or Appointment: 1997

Vice President of Capital Appreciation. Mr. Lange serves as Vice President of other funds advised by FMR. Mr. Lange also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Capital Appreciation Fund voted to pay on December 6, 2004, to shareholders of record at the opening of business on December 3, 2004, a distribution of $1.21 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.01 per share from net investment income.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A
	# of Votes	% of Votes
Affirmative	9,021,745,247.98	75.866
Against	2,099,126,626.31	17.652
Abstain	447,896,200.08	3.767
Broker Non-Votes	322,905,380.05	2.715
TOTAL	11,891,673,454.42	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	11,263,340,660.36	94.716
Withheld	628,332,794.06	5.284
TOTAL	11,891,673,454.42	100.000
Ralph F. Cox
Affirmative	11,230,931,144.78	94.444
Withheld	660,742,309.64	5.556
TOTAL	11,891,673,454.42	100.000
Laura B. Cronin
Affirmative	11,257,964,242.72	94.671
Withheld	633,709,211.70	5.329
TOTAL	11,891,673,454.42	100.000
Dennis J. DirksC
Affirmative	11,267,891,877.14	94.754
Withheld	623,781,577.28	5.246
TOTAL	11,891,673,454.42	100.000
Robert M. Gates
Affirmative	11,254,680,145.76	94.643
Withheld	636,993,308.66	5.357
TOTAL	11,891,673,454.42	100.000
George H. Heilmeier
Affirmative	11,266,803,569.98	94.745
Withheld	624,869,884.44	5.255
TOTAL	11,891,673,454.42	100.000
Abigail P. Johnson
Affirmative	11,218,344,843.84	94.338
Withheld	673,328,610.58	5.662
TOTAL	11,891,673,454.42	100.000
Edward C. Johnson 3d
Affirmative	11,207,061,072.31	94.243
Withheld	684,612,382.11	5.757
TOTAL	11,891,673,454.42	100.000
Donald J. Kirk
Affirmative	11,243,214,275.92	94.547
Withheld	648,459,178.50	5.453
TOTAL	11,891,673,454.42	100.000
Marie L. Knowles
Affirmative	11,273,847,901.78	94.805
Withheld	617,825,552.64	5.195
TOTAL	11,891,673,454.42	100.000
Ned C. Lautenbach
Affirmative	11,274,646,212.88	94.811
Withheld	617,027,241.54	5.189
TOTAL	11,891,673,454.42	100.000
Marvin L. Mann
Affirmative	11,242,664,701.54	94.542
Withheld	649,008,752.88	5.458
TOTAL	11,891,673,454.42	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	11,254,343,233.63	94.641
Withheld	637,330,220.79	5.359
TOTAL	11,891,673,454.42	100.000
Robert L. Reynolds
Affirmative	11,262,484,068.98	94.709
Withheld	629,189,385.44	5.291
TOTAL	11,891,673,454.42	100.000
Cornelia M. SmallC
Affirmative	11,259,840,111.28	94.687
Withheld	631,833,343.14	5.313
TOTAL	11,891,673,454.42	100.000
William S. Stavropoulos
Affirmative	11,265,906,006.22	94.738
Withheld	625,767,448.20	5.262
TOTAL	11,891,673,454.42	100.000
A Denotes trust-wide proposals and voting results. C Effective 1/1/05

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Press

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5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

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Annual Report

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Annual Report

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CAF-UANN-1204
1.784775.101

Fidelity®

Stock Selector

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Distributions	42
Proxy Voting Results	43

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector	7.91%	-1.78%	8.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index (S&P 500®) did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of Fidelity® Stock Selector

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

For the 12 months ending October 31, 2004, Fidelity Stock Selector returned 7.91%, trailing the S&P 500, but outperforming the LipperSM Growth Funds Average, which returned 5.98%. While overall stock selection was good, the fund's performance lagged the index primarily because I maintained an emphasis on technology stocks for too long after they peaked and because I underweighted energy and utilities stocks, which performed well. Millennium Chemicals was the leading individual contributor to performance relative to the S&P®. Its stock rose both because of the general recovery in the industry and because it received a favorable acquisition offer from Lyondell Chemical. Investing in the initial public offering of Internet search firm Google also helped, as that company reported strong earnings growth. My investments in semiconductor-related stocks such as Agere Systems and KLA-Tencor proved to be disappointments, as they fell when demand failed to meet expectations and inventories built up.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Actual	$ 1,000.00	$ 1,020.50	$ 4.37
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.62	$ 4.38

* Expenses are equal to the Fund's annualized expense ratio of .86%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.8	5.5
American International Group, Inc.	3.4	3.0
Exxon Mobil Corp.	3.3	2.3
Citigroup, Inc.	3.0	3.4
Wal-Mart Stores, Inc.	2.8	1.9
General Electric Co.	2.1	1.6
Pfizer, Inc.	2.0	3.2
Dell, Inc.	2.0	2.1
Merrill Lynch & Co., Inc.	1.7	1.4
Intel Corp.	1.6	2.1
	27.7
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.2	20.5
Financials	19.9	19.0
Health Care	12.3	13.0
Industrials	11.2	10.6
Consumer Discretionary	10.9	12.2
Asset Allocation (% of fund's net assets)
As of October 31, 2004 *		As of April 30, 2004 **
	Stocks and Equity Futures 98.9%		Stocks and Equity Futures 95.5%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 4.5%
* Foreign investments	2.6%	** Foreign investments	1.6%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.9%
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	168,000	$ 3,343
Mandalay Resort Group	10,500	722
Marriott International, Inc. Class A	37,400	2,038
McDonald's Corp.	63,900	1,863
Outback Steakhouse, Inc.	3,700	146
Sonic Corp. (a)	65,500	1,784
Wendy's International, Inc.	82,840	2,764
Yum! Brands, Inc.	10,000	435
		13,095
Household Durables - 0.0%
Beazer Homes USA, Inc.	200	22
Black & Decker Corp.	10	1
		23
Internet & Catalog Retail - 0.2%
Amazon.com, Inc. (a)	260	9
eBay, Inc. (a)	16,940	1,654
IAC/InterActiveCorp (a)	3,520	76
		1,739
Media - 5.3%
Clear Channel Communications, Inc.	59,960	2,003
Comcast Corp. Class A (special) (a)	26,250	762
DreamWorks Animation SKG, Inc. Class A	2,100	82
E.W. Scripps Co. Class A	52,040	2,483
EchoStar Communications Corp. Class A (a)	10,190	322
Fox Entertainment Group, Inc. Class A (a)	85,390	2,533
Gannett Co., Inc.	21,860	1,813
Lamar Advertising Co. Class A (a)	47,800	1,980
Liberty Media Corp. Class A (a)	154,800	1,381
Liberty Media International, Inc. Class A (a)	11,700	422
Meredith Corp.	10,160	498
News Corp. Ltd.:
ADR	55,000	1,774
sponsored ADR	59,780	1,879
Scholastic Corp. (a)	38,700	1,173
Time Warner, Inc. (a)	269,660	4,487
Univision Communications, Inc. Class A (a)	19,200	594
Viacom, Inc. Class B (non-vtg.)	264,920	9,667
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Walt Disney Co.	272,200	$ 6,865
XM Satellite Radio Holdings, Inc. Class A (a)	800	26
		40,744
Multiline Retail - 0.8%
Kohl's Corp. (a)	11,300	574
Target Corp.	109,120	5,458
		6,032
Specialty Retail - 2.4%
Best Buy Co., Inc.	26,200	1,552
Chico's FAS, Inc. (a)	40,200	1,609
Home Depot, Inc.	259,800	10,673
Lowe's Companies, Inc.	59,600	3,354
Staples, Inc.	57,850	1,720
		18,908
Textiles Apparel & Luxury Goods - 0.5%
Liz Claiborne, Inc.	46,900	1,917
NIKE, Inc. Class B	28,050	2,281
		4,198
TOTAL CONSUMER DISCRETIONARY		84,739
CONSUMER STAPLES - 6.9%
Beverages - 1.1%
PepsiCo, Inc.	147,700	7,323
The Coca-Cola Co.	34,030	1,384
		8,707
Food & Staples Retailing - 3.5%
CVS Corp.	68,900	2,994
Safeway, Inc. (a)	39,200	715
Sysco Corp.	64,300	2,075
Wal-Mart Stores, Inc.	404,980	21,837
		27,621
Food Products - 0.3%
Archer-Daniels-Midland Co.	48,300	936
Bunge Ltd.	30,200	1,441
		2,377
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - 1.5%
Colgate-Palmolive Co.	122,850	$ 5,482
Procter & Gamble Co.	118,700	6,075
		11,557
Personal Products - 0.1%
Gillette Co.	17,500	726
Tobacco - 0.4%
Altria Group, Inc.	62,480	3,028
TOTAL CONSUMER STAPLES		54,016
ENERGY - 6.7%
Energy Equipment & Services - 3.1%
BJ Services Co.	60,300	3,075
Diamond Offshore Drilling, Inc. (d)	52,400	1,771
ENSCO International, Inc.	60,000	1,833
Halliburton Co.	70,700	2,619
Nabors Industries Ltd. (a)	24,720	1,214
Noble Corp. (a)	10,050	459
Schlumberger Ltd. (NY Shares)	69,300	4,362
Smith International, Inc. (a)	93,100	5,407
Weatherford International Ltd. (a)	56,100	2,932
		23,672
Oil & Gas - 3.6%
Apache Corp.	1,300	66
Burlington Resources, Inc.	3,200	133
Exxon Mobil Corp.	514,210	25,309
Valero Energy Corp.	61,240	2,631
		28,139
TOTAL ENERGY		51,811
FINANCIALS - 19.9%
Capital Markets - 3.9%
Bank of New York Co., Inc.	2,300	75
Charles Schwab Corp.	163,300	1,494
E*TRADE Financial Corp. (a)	204,000	2,632
Goldman Sachs Group, Inc.	31,900	3,138
Lehman Brothers Holdings, Inc.	10,000	822
Merrill Lynch & Co., Inc.	240,720	12,984
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	170,900	$ 8,731
State Street Corp.	12,900	581
		30,457
Commercial Banks - 3.6%
Bank of America Corp.	270,620	12,121
Wachovia Corp.	80,200	3,947
Wells Fargo & Co.	204,300	12,201
		28,269
Consumer Finance - 2.4%
American Express Co.	147,600	7,833
MBNA Corp.	385,381	9,877
SLM Corp.	12,700	575
		18,285
Diversified Financial Services - 3.4%
Citigroup, Inc.	523,866	23,244
J.P. Morgan Chase & Co.	89,110	3,440
		26,684
Insurance - 5.9%
ACE Ltd.	58,000	2,207
AFLAC, Inc.	46,600	1,672
American International Group, Inc.	433,430	26,314
Everest Re Group Ltd.	36,880	2,927
Hartford Financial Services Group, Inc.	73,430	4,294
MetLife, Inc.	70,900	2,719
The Chubb Corp.	18,640	1,345
W.R. Berkley Corp.	42,170	1,802
XL Capital Ltd. Class A	39,020	2,829
		46,109
Real Estate - 0.3%
Apartment Investment & Management Co. Class A	67,700	2,484
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp.	1,391	44
Fannie Mae	8,600	603
Sovereign Bancorp, Inc.	92,000	1,992
		2,639
TOTAL FINANCIALS		154,927
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 12.3%
Biotechnology - 2.1%
Amgen, Inc. (a)	85,390	$ 4,850
Biogen Idec, Inc. (a)	38,080	2,215
Cephalon, Inc. (a)	17,300	825
Charles River Laboratories International, Inc. (a)	50,270	2,352
Genentech, Inc. (a)	35,260	1,605
Invitrogen Corp. (a)	31,970	1,851
Millennium Pharmaceuticals, Inc. (a)	100,000	1,298
OSI Pharmaceuticals, Inc. (a)	100	6
Protein Design Labs, Inc. (a)	55,000	1,053
		16,055
Health Care Equipment & Supplies - 3.2%
Alcon, Inc.	20,000	1,424
Baxter International, Inc.	19,400	597
Becton, Dickinson & Co.	26,900	1,412
C.R. Bard, Inc.	16,300	926
Dade Behring Holdings, Inc. (a)	21,700	1,221
DJ Orthopedics, Inc. (a)	48,100	820
Fisher Scientific International, Inc. (a)	25,100	1,440
Guidant Corp.	59,930	3,993
Kensey Nash Corp. (a)(d)	19,700	563
Medtronic, Inc.	137,260	7,015
St. Jude Medical, Inc. (a)	50,120	3,838
Thermo Electron Corp. (a)	170	5
Zimmer Holdings, Inc. (a)	20,100	1,560
		24,814
Health Care Providers & Services - 2.0%
Aetna, Inc.	16,000	1,520
American Healthways, Inc. (a)	68,440	2,066
Anthem, Inc. (a)	12,100	973
Henry Schein, Inc. (a)	28,000	1,770
PacifiCare Health Systems, Inc. (a)	14,600	520
Tenet Healthcare Corp. (a)	2,200	24
UnitedHealth Group, Inc.	119,000	8,616
		15,489
Pharmaceuticals - 5.0%
Abbott Laboratories	31,140	1,327
Barr Pharmaceuticals, Inc. (a)	35,000	1,318
Elan Corp. PLC sponsored ADR (a)	59,600	1,538
Eli Lilly & Co.	40,500	2,224
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Forest Laboratories, Inc. (a)	200	$ 9
Johnson & Johnson	151,710	8,857
Merck & Co., Inc.	40,700	1,274
Pfizer, Inc.	541,540	15,678
Schering-Plough Corp.	51,700	936
Wyeth	147,000	5,829
		38,990
TOTAL HEALTH CARE		95,348
INDUSTRIALS - 11.2%
Aerospace & Defense - 4.1%
Aviall, Inc. (a)	45,050	975
DRS Technologies, Inc. (a)	32,100	1,163
EDO Corp.	50,400	1,410
Goodrich Corp.	122,200	3,767
Honeywell International, Inc.	285,460	9,614
Lockheed Martin Corp.	95,650	5,269
The Boeing Co.	110,030	5,490
United Technologies Corp.	46,360	4,303
		31,991
Air Freight & Logistics - 0.4%
FedEx Corp.	36,300	3,308
Airlines - 0.3%
Southwest Airlines Co.	162,600	2,564
Building Products - 0.1%
American Standard Companies, Inc. (a)	6,200	227
Jacuzzi Brands, Inc. (a)	43,400	375
		602
Commercial Services & Supplies - 1.2%
Cendant Corp.	138,510	2,852
Herman Miller, Inc.	81,800	1,890
Monster Worldwide, Inc. (a)	53,400	1,498
Robert Half International, Inc.	104,300	2,767
		9,007
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.2%
American Power Conversion Corp.	31,860	$ 614
Emerson Electric Co.	15,000	961
		1,575
Industrial Conglomerates - 3.9%
3M Co.	102,130	7,922
General Electric Co.	486,500	16,599
Tyco International Ltd.	196,480	6,120
		30,641
Machinery - 0.2%
Navistar International Corp. (a)	40,200	1,389
Road & Rail - 0.6%
Norfolk Southern Corp.	104,200	3,538
Union Pacific Corp.	17,180	1,082
		4,620
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	20,000	1,172
TOTAL INDUSTRIALS		86,869
INFORMATION TECHNOLOGY - 22.2%
Communications Equipment - 3.9%
Alcatel SA sponsored ADR (a)	32,100	469
Andrew Corp. (a)	48,200	674
Avaya, Inc. (a)	65,330	941
CIENA Corp. (a)	79,300	196
Cisco Systems, Inc. (a)	460,440	8,845
Comverse Technology, Inc. (a)	58,900	1,216
Corning, Inc. (a)	181,760	2,081
Juniper Networks, Inc. (a)	114,680	3,052
Lucent Technologies, Inc. (a)	525,800	1,867
Motorola, Inc.	279,140	4,818
NMS Communications Corp. (a)	19,000	83
QUALCOMM, Inc.	109,800	4,591
Research in Motion Ltd. (a)	12,350	1,089
		29,922
Computers & Peripherals - 3.2%
Apple Computer, Inc. (a)	17,200	904
Applied Films Corp. (a)	12,470	289
Concurrent Computer Corp. (a)	135,000	262
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Dell, Inc. (a)	442,500	$ 15,514
Diebold, Inc.	16,100	770
EMC Corp. (a)	378,100	4,866
Hewlett-Packard Co.	44,500	830
Lexmark International, Inc. Class A (a)	5,420	450
Network Appliance, Inc. (a)	23,800	582
Western Digital Corp. (a)	84,000	700
		25,167
Electronic Equipment & Instruments - 0.4%
AU Optronics Corp. sponsored ADR	100	1
Solectron Corp. (a)	476,500	2,487
Symbol Technologies, Inc.	63,200	928
		3,416
Internet Software & Services - 0.5%
Google, Inc. Class A	13,100	2,498
Homestore, Inc. (a)	240,200	587
Yahoo!, Inc. (a)	14,010	507
		3,592
IT Services - 1.6%
Affiliated Computer Services, Inc. Class A (a)	24,200	1,320
Computer Sciences Corp. (a)	37,300	1,853
CSG Systems International, Inc. (a)	32,500	546
First Data Corp.	66,800	2,758
ManTech International Corp. Class A (a)	47,700	1,031
Paychex, Inc.	149,580	4,905
		12,413
Semiconductors & Semiconductor Equipment - 5.2%
Agere Systems, Inc. Class B (a)	938,246	1,079
Altera Corp. (a)	174,810	3,972
Amkor Technology, Inc. (a)	100	1
Analog Devices, Inc.	93,700	3,772
Applied Materials, Inc. (a)	128,300	2,066
Freescale Semiconductor, Inc. Class A	150,000	2,331
Integrated Circuit Systems, Inc. (a)	17,200	388
Intel Corp.	574,740	12,794
Intersil Corp. Class A	69,400	1,133
KLA-Tencor Corp. (a)	33,800	1,539
Kopin Corp. (a)	135,000	494
Lam Research Corp. (a)	84,200	2,192
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Linear Technology Corp.	100	$ 4
LTX Corp. (a)	76,300	496
Microchip Technology, Inc.	50,000	1,513
National Semiconductor Corp. (a)	217,400	3,631
Sigmatel, Inc. (a)	16,000	472
Teradyne, Inc. (a)	80,000	1,325
Xilinx, Inc.	35,000	1,071
		40,273
Software - 7.4%
BEA Systems, Inc. (a)	50,000	406
Intuit, Inc. (a)	29,020	1,316
Microsoft Corp.	1,617,460	45,270
Oracle Corp. (a)	499,650	6,326
PeopleSoft, Inc. (a)	15,000	312
Reynolds & Reynolds Co. Class A	18,600	458
Siebel Systems, Inc. (a)	111,700	1,061
VERITAS Software Corp. (a)	117,050	2,561
		57,710
TOTAL INFORMATION TECHNOLOGY		172,493
MATERIALS - 4.4%
Chemicals - 2.6%
Dow Chemical Co.	182,390	8,197
Ecolab, Inc.	9,800	332
Lyondell Chemical Co.	55,000	1,264
Millennium Chemicals, Inc. (a)	115,800	2,487
Monsanto Co.	52,200	2,232
Olin Corp.	13,200	247
PolyOne Corp. (a)	36,696	278
Praxair, Inc.	110,100	4,646
		19,683
Containers & Packaging - 0.3%
Pactiv Corp. (a)	90,400	2,142
Metals & Mining - 1.1%
Alcoa, Inc.	63,000	2,048
Newmont Mining Corp.	68,900	3,274
Peabody Energy Corp.	53,750	3,428
		8,750
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.4%
Bowater, Inc.	13,800	$ 508
International Paper Co.	74,200	2,857
		3,365
TOTAL MATERIALS		33,940
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.9%
Qwest Communications International, Inc. (a)	469,500	1,606
SBC Communications, Inc.	133,400	3,370
Verizon Communications, Inc.	63,960	2,501
		7,477
Wireless Telecommunication Services - 1.1%
Nextel Communications, Inc. Class A (a)	318,130	8,427
TOTAL TELECOMMUNICATION SERVICES		15,904
UTILITIES - 0.3%
Electric Utilities - 0.2%
TXU Corp.	20,300	1,243
Multi-Utilities & Unregulated Power - 0.1%
AES Corp. (a)	79,700	869
Aquila, Inc. (a)	79,500	252
		1,121
TOTAL UTILITIES		2,364
TOTAL COMMON STOCKS (Cost $733,051)		752,411
U.S. Treasury Obligations - 0.3%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 1.88% 1/27/05 (e) (Cost $1,991)	$ 2,000	1,991
Money Market Funds - 5.3%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.79% (b)	39,222,890	$ 39,223
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	2,220,125	2,220
TOTAL MONEY MARKET FUNDS (Cost $41,443)		41,443
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $776,485)		795,845
NET OTHER ASSETS - (2.4)%		(18,965)
NET ASSETS - 100%		$ 776,880
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
58 S&P 500 Index Contracts	Dec. 2004	$ 16,389	$ 311

The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,991,000.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $107,230,000 of which $25,851,000 and $81,379,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $2,220) (cost $776,485) - See accompanying schedule		$ 795,845
Receivable for investments sold		18,252
Receivable for fund shares sold		549
Dividends receivable		591
Interest receivable		55
Receivable for daily variation on futures contracts		24
Other receivables		115
Total assets		815,431

Liabilities
Payable for investments purchased	$ 15,618
Payable for fund shares redeemed	20,106
Accrued management fee	365
Other affiliated payables	168
Other payables and accrued expenses	74
Collateral on securities loaned, at value	2,220
Total liabilities		38,551

Net Assets		$ 776,880
Net Assets consist of:
Paid in capital		$ 884,149
Undistributed net investment income		2,884
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(129,824)
Net unrealized appreciation (depreciation) on investments		19,671
Net Assets, for 36,289 shares outstanding		$ 776,880
Net Asset Value, offering price and redemption price per share ($776,880 ÷ 36,289 shares)		$ 21.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$ 9,753
Interest		404
Security lending		4
Total income		10,161

Expenses
Management fee Basic fee	$ 4,590
Performance adjustment	19
Transfer agent fees	1,732
Accounting and security lending fees	261
Non-interested trustees' compensation	5
Custodian fees and expenses	40
Registration fees	28
Audit	46
Legal	4
Miscellaneous	46
Total expenses before reductions	6,771
Expense reductions	(307)	6,464
Net investment income (loss)		3,697
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	90,245
Foreign currency transactions	(3)
Futures contracts	243
Total net realized gain (loss)		90,485
Change in net unrealized appreciation (depreciation) on: Investment securities	(33,210)
Futures contracts	311
Total change in net unrealized appreciation (depreciation)		(32,899)
Net gain (loss)		57,586
Net increase (decrease) in net assets resulting from operations		$ 61,283

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,697	$ 4,672
Net realized gain (loss)	90,485	46,334
Change in net unrealized appreciation (depreciation)	(32,899)	76,993
Net increase (decrease) in net assets resulting from operations	61,283	127,999
Distributions to shareholders from net investment income	(4,700)	(2,645)
Share transactions Proceeds from sales of shares	64,883	42,774
Reinvestment of distributions	4,477	2,513
Cost of shares redeemed	(139,058)	(124,170)
Net increase (decrease) in net assets resulting from share transactions	(69,698)	(78,883)
Total increase (decrease) in net assets	(13,115)	46,471

Net Assets
Beginning of period	789,995	743,524
End of period (including undistributed net investment income of $2,884 and undistributed net investment income of $3,832, respectively)	$ 776,880	$ 789,995
Other Information Shares
Sold	3,082	2,424
Issued in reinvestment of distributions	224	146
Redeemed	(6,597)	(7,166)
Net increase (decrease)	(3,291)	(4,596)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 16.83	$ 19.54	$ 31.80	$ 32.29
Income from Investment Operations
Net investment income (loss)B	.10	.11	.07	.14	.16
Net realized and unrealized gain (loss)	1.47	3.08	(2.64)	(7.33)	3.31
Total from investment operations	1.57	3.19	(2.57)	(7.19)	3.47
Distributions from net investment income	(.12)	(.06)	(.14)	(.13)	(.12)
Distributions from net realized gain	-	-	-	(4.94)	(3.84)
Total distributions	(.12)	(.06)	(.14)	(5.07)	(3.96)
Net asset value, end of period	$ 21.41	$ 19.96	$ 16.83	$ 19.54	$ 31.80
Total ReturnA	7.91%	19.01%	(13.30)%	(26.41)%	11.54%
Ratios to Average Net AssetsC
Expenses before expense reductions	.85%	.86%	.94%	.67%	.61%
Expenses net of voluntary waivers, if any	.85%	.86%	.94%	.67%	.61%
Expenses net of all reductions	.81%	.82%	.83%	.63%	.56%
Net investment income (loss)	.46%	.63%	.39%	.62%	.52%
Supplemental Data
Net assets, end of period (in millions)	$ 777	$ 790	$ 744	$ 1,017	$ 1,602
Portfolio turnover rate	134%	159%	255%	137%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 53,435
Unrealized depreciation	(56,352)
Net unrealized appreciation (depreciation)	(2,917)
Undistributed ordinary income	2,879
Capital loss carryforward	(107,230)

Cost for federal income tax purposes	$ 798,762

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 4,700	$ 2,645

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts - continued

of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,021,193 and $1,070,787, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $403 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $306 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock
Selector:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector (the Fund), a fund of Fidelity Capital Trust, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 10, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Stock Selector. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Stock Selector. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

James F. Catudal (43)

Year of Election or Appointment: 2003

Vice President of Stock Selector. Prior to assuming his current responsibilities, Mr. Catudal managed a variety of Fidelity funds. Mr. Catudal also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Stock Selector. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Stock Selector. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Stock Selector. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Stock Selector. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Stock Selector. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Stock Selector. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Stock Selector. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1990 Assistant Treasurer of Stock Selector. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Stock Selector. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Stock Selector. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Stock Selector. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Stock Selector. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Stock Selector. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	9,021,745,247.98	75.866
Against	2,099,126,626.31	17.652
Abstain	447,896,200.08	3.767
Broker Non-Votes	322,905,380.05	2.715
TOTAL	11,891,673,454.42	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	11,263,340,660.36	94.716
Withheld	628,332,794.06	5.284
TOTAL	11,891,673,454.42	100.000
Ralph F. Cox
Affirmative	11,230,931,144.78	94.444
Withheld	660,742,309.64	5.556
TOTAL	11,891,673,454.42	100.000
Laura B. Cronin
Affirmative	11,257,964,242.72	94.671
Withheld	633,709,211.70	5.329
TOTAL	11,891,673,454.42	100.000
Robert M. Gates
Affirmative	11,254,680,145.76	94.643
Withheld	636,993,308.66	5.357
TOTAL	11,891,673,454.42	100.000
George H. Heilmeier
Affirmative	11,266,803,569.98	94.745
Withheld	624,869,884.44	5.255
TOTAL	11,891,673,454.42	100.000
Abigail P. Johnson
Affirmative	11,218,344,843.84	94.338
Withheld	673,328,610.58	5.662
TOTAL	11,891,673,454.42	100.000
Edward C. Johnson 3d
Affirmative	11,207,061,072.31	94.243
Withheld	684,612,382.11	5.757
TOTAL	11,891,673,454.42	100.000
Donald J. Kirk
Affirmative	11,243,214,275.92	94.547
Withheld	648,459,178.50	5.453
TOTAL	11,891,673,454.42	100.000
Marie L. Knowles
Affirmative	11,273,847,901.78	94.805
Withheld	617,825,552.64	5.195
TOTAL	11,891,673,454.42	100.000
Ned C. Lautenbach
Affirmative	11,274,646,212.88	94.811
Withheld	617,027,241.54	5.189
TOTAL	11,891,673,454.42	100.000
Marvin L. Mann
Affirmative	11,242,664,701.54	94.542
Withheld	649,008,752.88	5.458
TOTAL	11,891,673,454.42	100.000
William O. McCoy
Affirmative	11,254,343,233.63	94.641
Withheld	637,330,220.79	5.359
TOTAL	11,891,673,454.42	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	11,262,484,068.98	94.709
Withheld	629,189,385.44	5.291
TOTAL	11,891,673,454.42	100.000
William S. Stavropoulos
Affirmative	11,265,906,006.22	94.738
Withheld	625,767,448.20	5.262
TOTAL	11,891,673,454.42	100.000
Dennis J. Dirks B
Affirmative	11,267,891,877.14	94.754
Withheld	623,781,577.28	5.246
TOTAL	11,891,673,454.42	100.000
Cornelia M. Small B
Affirmative	11,259,840,111.28	94.687
Withheld	631,833,343.14	5.313
TOTAL	11,891,673,454.42	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

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Disciplined Equity Fund

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Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FSS-UANN-1204
1.784780.101

Fidelity®

Focused Stock

Fund

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Proxy Voting Results	35

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Fidelity® Focused Stock Fund	10.51%	-5.73%	2.58%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Focused Stock Fund on November 12, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

A From November 12, 1996.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Haber, Portfolio Manager of Fidelity® Focused Stock Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

The fund returned 10.51% for the year that ended October 31, 2004, outperforming both the S&P 500 index and the LipperSM Growth Funds Average, which rose 5.98%. The pharmaceuticals/biotechnology and energy industries were the biggest contributors to the portfolio's performance relative to the index. The fund benefited from an underweighted position in pharmaceutical and biotech stocks during a period when the industry underperformed the broader market. Performance was boosted by several individual holdings in this industry, including EON Labs, Sepracor and Forest Laboratories. Valero Energy paced returns in the energy sector and was the single largest contributor to relative performance. Energy stock Overseas Shipholding also was a major contributor. The leading detractors from the portfolio's relative returns were its positions in the technology hardware/equipment and banking industries. Several holdings in the technology hardware and equipment industry held back performance, including Maxtor, Avnet, Foundry Networks and Western Digital. In banking, performance was hurt by an underweighted position in the group and by the poor performance of individual holdings such as Countrywide Financial. Several stocks mentioned in this discussion were no longer held at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Actual	$ 1,000.00	$ 1,069.00	$ 5.67**
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.45	$ 5.55**

* Expenses are equal to the Fund's annualized expense ratio of 1.09%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

** If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratio would have been .96% and the expenses paid in the actual and hypothetical examples above would have been $4.99 and $4.89, respectively.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Xerox Corp.	4.1	0.0
Estee Lauder Companies, Inc. Class A	4.1	4.4
Phelps Dodge Corp.	3.6	1.9
AES Corp.	3.4	2.3
Caesars Entertainment, Inc.	3.1	2.2
Countrywide Financial Corp.	3.0	0.0
American Eagle Outfitters, Inc.	3.0	0.9
Coventry Health Care, Inc.	2.9	2.3
Masco Corp.	2.7	0.7
Costco Wholesale Corp.	2.6	0.0
	32.5
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.1	21.2
Information Technology	13.6	14.6
Health Care	11.9	14.0
Consumer Discretionary	10.6	13.0
Industrials	10.2	10.2
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Stocks 91.7%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 8.3%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	1.2%	** Foreign investments	6.6%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.6%
Hotels, Restaurants & Leisure - 3.1%
Caesars Entertainment, Inc. (a)	66,000	$ 1,181,400
Household Durables - 3.6%
D.R. Horton, Inc.	33,300	999,000
Toll Brothers, Inc. (a)	8,800	407,880
		1,406,880
Specialty Retail - 3.0%
American Eagle Outfitters, Inc.	28,200	1,152,816
Textiles Apparel & Luxury Goods - 0.9%
Timberland Co. Class A (a)	5,900	362,260
TOTAL CONSUMER DISCRETIONARY		4,103,356
CONSUMER STAPLES - 9.2%
Food & Staples Retailing - 3.3%
Costco Wholesale Corp.	21,000	1,006,740
Wal-Mart Stores, Inc.	4,800	258,816
		1,265,556
Food Products - 1.8%
Corn Products International, Inc.	14,200	698,640
Personal Products - 4.1%
Estee Lauder Companies, Inc. Class A	37,300	1,602,035
TOTAL CONSUMER STAPLES		3,566,231
ENERGY - 8.8%
Oil & Gas - 8.8%
Exxon Mobil Corp.	12,100	595,562
Frontline Ltd. (NY Shares)	9,300	465,744
Houston Exploration Co. (a)	6,500	380,900
Newfield Exploration Co. (a)	6,600	384,120
Sunoco, Inc.	3,800	282,568
Tesoro Petroleum Corp. (a)	25,800	781,224
Valero Energy Corp.	12,800	550,016
		3,440,134
FINANCIALS - 17.1%
Commercial Banks - 1.9%
Wachovia Corp.	14,700	723,387
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Consumer Finance - 3.3%
Capital One Financial Corp.	6,800	$ 501,568
MBNA Corp.	31,300	802,219
		1,303,787
Diversified Financial Services - 0.7%
Citigroup, Inc.	5,900	261,783
Insurance - 7.5%
AMBAC Financial Group, Inc.	7,900	616,674
American International Group, Inc.	1,600	97,136
Commerce Group, Inc., Massachusetts	2,500	126,525
Fidelity National Financial, Inc.	21,047	794,314
Prudential Financial, Inc.	12,500	580,875
UICI	9,200	272,136
W.R. Berkley Corp.	10,400	444,496
		2,932,156
Thrifts & Mortgage Finance - 3.7%
Countrywide Financial Corp.	36,736	1,172,980
Fremont General Corp.	12,200	262,300
		1,435,280
TOTAL FINANCIALS		6,656,393
HEALTH CARE - 11.9%
Biotechnology - 0.4%
Serologicals Corp. (a)	6,600	156,090
Health Care Equipment & Supplies - 2.3%
Bausch & Lomb, Inc.	4,400	268,224
Dade Behring Holdings, Inc. (a)	11,500	647,335
		915,559
Health Care Providers & Services - 8.5%
Aetna, Inc.	5,900	560,500
Apria Healthcare Group, Inc. (a)	14,200	388,512
Coventry Health Care, Inc. (a)	27,100	1,108,390
Humana, Inc. (a)	9,000	172,350
Sierra Health Services, Inc. (a)	10,100	481,972
WellPoint Health Networks, Inc. (a)	6,200	605,492
		3,317,216
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 0.7%
Pfizer, Inc.	8,900	$ 257,655
TOTAL HEALTH CARE		4,646,520
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.2%
The Boeing Co.	9,600	479,040
Building Products - 2.7%
Masco Corp.	30,800	1,055,208
Industrial Conglomerates - 1.8%
General Electric Co.	20,400	696,048
Machinery - 4.5%
Cummins, Inc.	11,600	812,928
Joy Global, Inc.	17,500	591,325
Reliance Steel & Aluminum Co.	4,900	168,168
Terex Corp. (a)	4,000	152,000
		1,724,421
TOTAL INDUSTRIALS		3,954,717
INFORMATION TECHNOLOGY - 13.6%
Communications Equipment - 1.5%
Avaya, Inc. (a)	11,200	161,280
Harris Corp.	6,700	412,251
		573,531
Electronic Equipment & Instruments - 1.0%
Arrow Electronics, Inc. (a)	16,500	395,340
Internet Software & Services - 2.3%
Akamai Technologies, Inc. (a)	43,800	606,630
EarthLink, Inc. (a)	28,100	290,273
		896,903
IT Services - 0.9%
DST Systems, Inc. (a)	7,500	336,375
Office Electronics - 4.1%
Xerox Corp. (a)	109,200	1,612,884
Semiconductors & Semiconductor Equipment - 2.5%
Cree, Inc. (a)(d)	27,900	962,829
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 1.3%
Microsoft Corp.	18,300	$ 512,217
TOTAL INFORMATION TECHNOLOGY		5,290,079
MATERIALS - 3.6%
Metals & Mining - 3.6%
Phelps Dodge Corp.	15,900	1,391,886
TELECOMMUNICATION SERVICES - 3.3%
Wireless Telecommunication Services - 3.3%
Nextel Communications, Inc. Class A (a)	23,100	611,919
Nextel Partners, Inc. Class A (a)	11,800	198,712
Western Wireless Corp. Class A (a)	16,000	466,240
		1,276,871
UTILITIES - 3.4%
Multi-Utilities & Unregulated Power - 3.4%
AES Corp. (a)	121,700	1,326,530
TOTAL COMMON STOCKS (Cost $32,574,073)		35,652,717
Money Market Funds - 11.1%

Fidelity Cash Central Fund, 1.79% (b)	4,132,330	4,132,330
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	176,250	176,250
TOTAL MONEY MARKET FUNDS (Cost $4,308,580)		4,308,580
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $36,882,653)		39,961,297
NET OTHER ASSETS - (2.8)%		(1,088,026)
NET ASSETS - 100%		$ 38,873,271
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $19,129,000 of which $5,102,000, $9,804,000 and $4,223,000 will expire on October 31, 2009, 2010 and 2011, respectively.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code (unaudited).

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $172,550) (cost $36,882,653) - See accompanying schedule		$ 39,961,297
Cash		13,895
Receivable for investments sold		839,372
Receivable for fund shares sold		80,983
Dividends receivable		10,857
Interest receivable		5,082
Other affiliated receivables		2
Other receivables		2,584
Total assets		40,914,072

Liabilities
Payable for investments purchased	$ 1,783,021
Payable for fund shares redeemed	17,008
Accrued management fee	12,082
Other affiliated payables	16,593
Other payables and accrued expenses	35,847
Collateral on securities loaned, at value	176,250
Total liabilities		2,040,801

Net Assets		$ 38,873,271
Net Assets consist of:
Paid in capital		$ 54,976,740
Accumulated undistributed net realized gain (loss) on investments		(19,182,113)
Net unrealized appreciation (depreciation) on investments		3,078,644
Net Assets, for 4,253,531 shares outstanding		$ 38,873,271
Net Asset Value, offering price and redemption price per share ($38,873,271 ÷ 4,253,531 shares)		$ 9.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Year ended October 31, 2004

Investment Income
Dividends		$ 345,738
Interest		17,971
Security lending		541
Total income		364,250

Expenses
Management fee Basic fee	$ 203,729
Performance adjustment	(82,637)
Transfer agent fees	152,415
Accounting and security lending fees	35,042
Non-interested trustees' compensation	181
Custodian fees and expenses	7,261
Registration fees	20,734
Audit	36,074
Legal	1,398
Miscellaneous	5,425
Total expenses before reductions	379,622
Expense reductions	(17,469)	362,153
Net investment income (loss)		2,097
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		2,936,713
Change in net unrealized appreciation (depreciation) on investment securities		610,038
Net gain (loss)		3,546,751
Net increase (decrease) in net assets resulting from operations		$ 3,548,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,097	$ 65,963
Net realized gain (loss)	2,936,713	(3,952,481)
Change in net unrealized appreciation (depreciation)	610,038	8,243,860
Net increase (decrease) in net assets resulting from operations	3,548,848	4,357,342
Distributions to shareholders from net investment income	(81,588)	-
Share transactions Proceeds from sales of shares	10,421,332	4,766,364
Reinvestment of distributions	77,547	-
Cost of shares redeemed	(8,675,487)	(8,758,011)
Net increase (decrease) in net assets resulting from share transactions	1,823,392	(3,991,647)
Redemption fees	1,288	1,991
Total increase (decrease) in net assets	5,291,940	367,686

Net Assets
Beginning of period	33,581,331	33,213,645
End of period (including undistributed net investment income of $0 and undistributed net investment income of $65,963, respectively)	$ 38,873,271	$ 33,581,331
Other Information Shares
Sold	1,179,746	641,207
Issued in reinvestment of distributions	9,188	-
Redeemed	(987,625)	(1,164,326)
Net increase (decrease)	201,309	(523,119)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 7.26	$ 10.54	$ 15.92	$ 15.30
Income from Investment Operations
Net investment income (loss) C	- E	.02	(.07)	.01	.02
Net realized and unrealized gain (loss)	.87	1.01	(3.21)	(4.12)	2.63
Total from investment operations	.87	1.03	(3.28)	(4.11)	2.65
Distributions from net investment income	(.02)	-	-	(.02)	(.04)
Distributions from net realized gain	-	-	-	(1.25)	(1.99)
Total distributions	(.02)	-	-	(1.27)	(2.03)
Redemption fees added to paid in capital C, E	-	-	-	-	-
Net asset value, end of period	$ 9.14	$ 8.29	$ 7.26	$ 10.54	$ 15.92
Total Return A, B	10.51%	14.19%	(31.12)%	(27.74)%	18.54%
Ratios to Average Net Assets D
Expenses before expense reductions	1.07%	1.08%	1.33%	1.26%	1.03%
Expenses net of voluntary waivers, if any	1.07%	1.08%	1.33%	1.26%	1.03%
Expenses net of all reductions	1.02%	1.03%	1.20%	1.22%	1.02%
Net investment income (loss)	.01%	.20%	(.71)%	.09%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,873	$ 33,581	$ 33,214	$ 49,135	$ 72,466
Portfolio turnover rate	201%	199%	256%	309%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Focused Stock Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,583,061
Unrealized depreciation	(557,377)
Net unrealized appreciation (depreciation)	3,025,684
Capital loss carryforward	(19,129,155)

Cost for federal income tax purposes	$ 36,935,613

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 81,588	$ -

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $69,104,078 and $69,100,697, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .34% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .43% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - ontinued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $17,927 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,899 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $17,469 for the period.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Focused Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused Stock Fund (a fund of Fidelity Capital Trust) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Focused Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Focused Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Capital Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Focused Stock. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Robert J. Haber (46)
Year of Election or Appointment: 2004 Vice President of Focused Stock. Prior to assuming his current responsibilities, Mr. Haber managed a variety of Fidelity funds.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Focused Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Focused Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Focused Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Focused Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Focused Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Focused Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Focused Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Focused Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Focused Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Focused Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Focused Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment 2004

Assistant Treasurer of Focused Stock. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Focused Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,021,745,247.98	75.866
Against	2,099,126,626.31	17.652
Abstain	447,896,200.08	3.767
Broker Non-Votes	322,905,380.05	2.715
TOTAL	11,891,673,454.42	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	11,263,340,660.36	94.716
Withheld	628,332,794.06	5.284
TOTAL	11,891,673,454.42	100.000
Ralph F. Cox
Affirmative	11,230,931,144.78	94.444
Withheld	660,742,309.64	5.556
TOTAL	11,891,673,454.42	100.000
Laura B. Cronin
Affirmative	11,257,964,242.72	94.671
Withheld	633,709,211.70	5.329
TOTAL	11,891,673,454.42	100.000
Robert M. Gates
Affirmative	11,254,680,145.76	94.643
Withheld	636,993,308.66	5.357
TOTAL	11,891,673,454.42	100.000
George H. Heilmeier
Affirmative	11,266,803,569.98	94.745
Withheld	624,869,884.44	5.255
TOTAL	11,891,673,454.42	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,218,344,843.84	94.338
Withheld	673,328,610.58	5.662
TOTAL	11,891,673,454.42	100.000
Edward C. Johnson 3d
Affirmative	11,207,061,072.31	94.243
Withheld	684,612,382.11	5.757
TOTAL	11,891,673,454.42	100.000
Donald J. Kirk
Affirmative	11,243,214,275.92	94.547
Withheld	648,459,178.50	5.453
TOTAL	11,891,673,454.42	100.000
Marie L. Knowles
Affirmative	11,273,847,901.78	94.805
Withheld	617,825,552.64	5.195
TOTAL	11,891,673,454.42	100.000
Ned C. Lautenbach
Affirmative	11,274,646,212.88	94.811
Withheld	617,027,241.54	5.189
TOTAL	11,891,673,454.42	100.000
Marvin L. Mann
Affirmative	11,242,664,701.54	94.542
Withheld	649,008,752.88	5.458
TOTAL	11,891,673,454.42	100.000
William O. McCoy
Affirmative	11,254,343,233.63	94.641
Withheld	637,330,220.79	5.359
TOTAL	11,891,673,454.42	100.000
Robert L. Reynolds
Affirmative	11,262,484,068.98	94.709
Withheld	629,189,385.44	5.291
TOTAL	11,891,673,454.42	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	11,265,906,006.22	94.738
Withheld	625,767,448.20	5.262
TOTAL	11,891,673,454.42	100.000
Dennis J. Dirks**
Affirmative	11,267,891,877.14	94.754
Withheld	623,781,577.28	5.246
TOTAL	11,891,673,454.42	100.000
Cornelia M. Small**
Affirmative	11,259,840,111.28	94.687
Withheld	631,833,343.14	5.313
TOTAL	11,891,673,454.42	100.000
* Denotes trust-wide proposals and voting results. ** Effective 1/1/05

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TQG-UANN-1204
1.784778.101

Item 2. Code of Ethics

As of the end of the period, October 31, 2004, Fidelity Capital Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Value Fund, Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund and Fidelity Focused Stock Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Value Fund	$65,000	$54,000
Fidelity Capital Appreciation Fund	$68,000	$53,000
Fidelity Disciplined Equity Fund	$54,000	$45,000
Fidelity Focused Stock Fund	$32,000	$27,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$10,500,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Stock Selector and Fidelity Small Cap Independence Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Stock Selector	$35,000	$30,000
Fidelity Small Cap Independence Fund	$33,000	$36,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,300,000	$4,200,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Value Fund	$0	$0
Fidelity Capital Appreciation Fund	$0	$0
Fidelity Disciplined Equity Fund	$0	$0
Fidelity Focused Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Stock Selector	$0	$0
Fidelity Small Cap Independence Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A, B
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Value Fund	$3,200	$2,900
Fidelity Capital Appreciation Fund	$3,200	$2,900
Fidelity Disciplined Equity Fund	$2,400	$2,200
Fidelity Focused Stock Fund	$2,400	$2,200
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Stock Selector	$3,700	$3,600
Fidelity Small Cap Independence Fund	$3,800	$3,700
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Value Fund	$7,700	$6,800
Fidelity Capital Appreciation Fund	$5,600	$3,700
Fidelity Disciplined Equity Fund	$4,800	$4,500
Fidelity Focused Stock Fund	$1,300	$1,400
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Stock Selector	$0	$0
Fidelity Small Cap Independence Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$300,000	$300,000
Deloitte Entities	$720,000	$130,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Value Fund	0%
Fidelity Capital Appreciation Fund	0%
Fidelity Disciplined Equity Fund	0%
Fidelity Focused Stock Fund	0%

According to Deloitte Entities for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Stock Selector	0%
Fidelity Small Cap Independence Fund	0%

(g) For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by PwC of $2,250,000A and $2,050,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$300,000	$400,000
Non-Covered Services	$1,950,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by Deloitte Entities of $1,600,000A and $900,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$700,000	$150,000
Non-Covered Services	$900,000	$750,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Capital Trust

By:	/s/John Hebble
John Hebble
President and Treasurer

Date:	December 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John Hebble
John Hebble
President and Treasurer

Date:	December 10, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	December 10, 2004